UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST
(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111
(Address of principal executive offices) (zip code)

(Name and Address of Agent for Service)	Copy to:

Jesse Hallee, Esq. State Street Bank and Trust Company One Lincoln Street/CPH0326 Boston, MA 02111	Leonard Mackey, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019
Registrant’s telephone number, including area code: (303) 623-2577
Date of fiscal year end: September 30
Date of reporting period: September 30, 2013

Item 1. Reports to Shareholders.

SELECT SECTOR SPDRs®

www.sectorspdrs.com

The Select Sector SPDR Trust

Health Care - XLV

Financial - XLF

Utilities - XLU

Energy - XLE

Technology - XLK

Consumer Discretionary - XLY

Consumer Staples - XLP

Materials - XLB

Industrial - XLI

Annual Report

September 30, 2013

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of nine separate investment portfolios (each a “Select Sector SPDR Fund“ or a “Fund“ and collectively the “Select Sector SPDR Funds“ or the “Funds“).

Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500® † and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500®, much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca.

Nine Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU

Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.

Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500®.

† S&P 500: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged, index of common stock prices.

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance
The Consumer Discretionary Select Sector SPDR Fund (XLY)	2
The Consumer Staples Select Sector SPDR Fund (XLP)	6
The Energy Select Sector SPDR Fund (XLE)	11
The Financial Select Sector SPDR Fund (XLF)	16
The Health Care Select Sector SPDR Fund (XLV)	20
The Industrial Select Sector SPDR Fund (XLI)	24
The Materials Select Sector SPDR Fund (XLB)	28
The Technology Select Sector SPDR Fund (XLK)	32
The Utilities Select Sector SPDR Fund (XLU)	36
Schedules of Investments
The Consumer Discretionary Select Sector SPDR Fund (XLY)	40
The Consumer Staples Select Sector SPDR Fund (XLP)	42
The Energy Select Sector SPDR Fund (XLE)	43
The Financial Select Sector SPDR Fund (XLF)	44
The Health Care Select Sector SPDR Fund (XLV)	46
The Industrial Select Sector SPDR Fund (XLI)	47
The Materials Select Sector SPDR Fund (XLB)	49
The Technology Select Sector SPDR Fund (XLK)	50
The Utilities Select Sector SPDR Fund (XLU)	52
Financial Statements	54
Financial Highlights	62
Notes to Financial Statements	71
Report of Independent Registered Public Accounting Firm	81
Other Information	82

President’s Letter to Shareholders

Dear Shareholders:

We are pleased to provide you with the Annual Report for The Select Sector SPDR Trust for the fiscal year ended September 30, 2013. You also will find Management’s Discussion of Fund Performance for each of the nine Select Sector SPDR Funds. We hope this information is useful as you review your portfolio.

This year State Street celebrated the 20th anniversary of its launch of the first Exchange Traded Fund. The Select Sector SPDRs, representing the nine sectors that comprise the S&P 500, joined the SPDR family five years later and since that time have provided investors with an efficient way to over- or under-weight various sectors.

Today, whether you seek sector exposure to capitalize on an emerging opportunity, to reduce a current risk, or to implement a longer term sector rotation strategy, the Select Sector SPDR ETFs offer precise, liquid market access. Furthermore, because these ETFs are transparent and low cost, we believe that they can offer investors additional portfolio value.

My colleagues and I take great pride in State Street’s heritage as a pioneer of the ETF industry and thank you for investing in The Select Sector SPDR Trust. With Congress negotiating only a temporary solution to end the government shutdown and raise the debt limit, fiscal challenges remain here at home, as well as around the globe. Ever mindful of those challenges, we thank you for the confidence you have placed in State Street and remain committed to supporting you with innovative products and services designed to help you to achieve your financial goals.

Sincerely,

Ellen M. Needham
President

The Consumer Discretionary Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Discretionary Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 31.50%, and the total return for the Index was 31.84%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

The consumer discretionary sector started out the Reporting Period enjoying solid gains during the fourth quarter of 2012, as cyclical names outpaced defensives. Although US equity performance in early 2013 was still dominated by groups with more limited sensitivity to the economic outlook, strong performance among media names helped the consumer discretionary sector continue its upswing. The sector was one of the most consistent S&P performers through the first half of 2013, outpacing the full index in June as well as during the second quarter as a whole. Spearheading the discretionary advance through this period were mainly auto and leisure-related names, as well as continued strong performance in media stocks.

During both September and the third quarter of 2013, as a whole, sector performance in the S&P 500 reflected a growing preference for themes that would benefit from healthier economic growth. Even though US indicators painted a mixed picture, and the failure of the Federal Reserve to taper asset purchases corroborated at least a mildly cautious view of US activity. The top three S&P sectors in September 2013 were industrials, consumer discretionary, and materials — each outpacing the full S&P 500 by more than one percent. The same three were the leaders for the full third quarter 2013 as well.

On an individual security level, the top contributors to the Fund’s performance were Ford Motor Co., Comcast Corp., and The Home Depot, Inc. The top detractors to the Fund’s performance were Darden Restaurants, Inc.; Apollo Group, Inc.; and J.C. Penney Co., Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER DISCRETIONARY	NET ASSET	MARKET	CONSUMER DISCRETIONARY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	31.50%	31.59%	31.84%	31.50%	31.59%	31.84%

THREE YEARS	89.92%	90.05%	91.54%	23.84%	23.87%	24.19%

FIVE YEARS	134.24%	132.53%	136.79%	18.56%	18.38%	18.82%

TEN YEARS	150.07%	150.12%	155.06%	9.60%	9.60%	9.82%

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Consumer Discretionary	Consumer Discretionary
	Select Sector	Select Sector
	SPDR Fund(a)	Index(b)
09/30/03	10000	10000
12/31/03	11433	11442
03/31/04	11564	11583
06/30/04	11525	11551
09/30/04	11383	11416
12/31/04	12908	12962
03/31/05	12169	12224
06/30/05	12029	12089
09/30/05	11930	11994
12/31/05	12065	12135
03/31/06	12426	12495
06/30/06	12359	12436
09/30/06	12968	13056
12/31/06	14290	14397
03/31/07	14175	14291
06/30/07	14684	14814
09/30/07	13756	13883
12/31/07	12380	12495
03/31/08	11651	11760
06/30/08	10746	10843
09/30/08	10676	10772
12/31/08	8241	8310
03/31/09	7573	7638
06/30/09	8950	9023
09/30/09	10672	10765
12/31/09	11633	11745
03/31/10	12840	12975
06/30/10	11443	11562
09/30/10	13167	13317
12/31/10	14820	15006
03/31/11	15511	15713
06/30/11	16036	16258
09/30/11	13958	14148
12/31/11	15702	15941
03/31/12	18190	18485
06/30/12	17711	18005
09/30/12	19016	19350
12/31/12	19403	19757
03/31/13	21746	22153
06/30/13	23213	23656
09/30/13	25007	25506

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Consumer Discretionary Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

			THE HOME	THE WALT
DESCRIPTION	COMCAST CORP. (CLASS A)	AMAZON.COM, INC.	DEPOT, INC.	DISNEY CO.	MCDONALD’S CORP.

MARKET VALUE	$425,771,769	417,252,158	391,706,694	386,080,606	346,775,572

% OF NET ASSETS	6.3	6.2	5.8	5.7	5.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Consumer Staples Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Staples Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 14.35%, and the total return for the Index was 14.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

The fiscal year started with a choppy quarter in the US equity market heading into the end of 2012 as the S&P 500 Index bounced around before finishing the quarter slightly down. October 2012 ended with the arrival of Hurricane Sandy, which caused tens of billions of dollars in damage in the Northeast United States and forced a shutdown of the NYSE for two days. This was followed a week later by the elections in the United States, which resulted in no change to the existing partisan divide within the government. However, these negative events were somewhat counterbalanced by the progress towards stability in Europe and later some agreements on debt relief for Greece. The strengthening housing recovery in the United States and signs of health in the job market also brought some positive light for investors. Consumer staples lagged the market as the budget impasse after the elections had many worried that the restoration of the payroll tax coupled with the prospects of going over the fiscal cliff would hit the wallets of American consumers hard.

Conversely, the first quarter of 2013 was anything but choppy as the US market sprung full steam ahead with the S&P 500 gaining during the period as the stalemate in Congress ended with a last-minute agreement to avoid the fiscal cliff. Strong manufacturing data and continued stabilization in the job markets helped to keep the markets aloft. After many investors had retreated from defensive sectors such as consumer staples in the previous quarter, global investors now began to flock to the defensive haven of the consumer-oriented US in January as concerns in the eurozone persisted. A buyout bid for H.J. Heinz heightened an already existing interest in food-related names. The rising confidence, sparked in part by increasing share prices, led the Fund to a strong return for the quarter. However, hints by Federal Reserve (“Fed”) Chairman Ben Bernanke of possible tapering of the Fed’s purchase of assets caused consumer staples stocks to languish during the second quarter of 2013. This talk of tapering also led to higher government yields, which hit income-oriented stocks such as consumer staples. During this interval, the Fund’s return was slightly positive, but lower than the return of the S&P 500.

The Consumer Staples Select Sector SPDR Fund —
Management’s Discussion of Fund Performance (continued)

In the third quarter of 2013, markets resumed their strong ascent amid further signs of stability in Europe, more soothing rhetoric from Chairman Bernanke on the tapering front, and diminishing worries over deceleration in China. Firmer US employment numbers in July 2013 started things off on the right foot. Consumer staples continued to lag further as a rebound in commodity prices caused these companies cost concerns and further increases in government bond yields made the income features and defensive characteristics of this sector less appealing on a relative basis. While the Fund posted a positive return for the final quarter of the fiscal year, it trailed the S&P 500.

On an individual security level, the top contributors to the Fund’s performance were The Procter & Gamble Co., Walgreen Co., and CVS Caremark Corp. The top detractors to the Fund’s performance were Dr. Pepper Snapple Group, Inc.; Mead Johnson Nutrition Co., and Monster Beverage Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Consumer Staples Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			CONSUMER			CONSUMER
	NET ASSET	MARKET	STAPLES	NET ASSET	MARKET	STAPLES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	14.35%	14.39%	14.62%	14.35%	14.39%	14.62%

THREE YEARS	55.45%	55.49%	56.57%	15.84%	15.85%	16.12%

FIVE YEARS	67.26%	66.57%	68.98%	10.83%	10.74%	11.06%

TEN YEARS	149.12%	148.98%	155.72%	9.56%	9.55%	9.84%

The Consumer Staples Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Consumer Staples	Consumer Staples
	Select Sector	Select Sector
	SPDR Fund(a)	Index(b)
09/30/03	10000	10000
12/31/03	10762	10771
03/31/04	11341	11360
06/30/04	11488	11516
09/30/04	10838	10866
12/31/04	11603	11645
03/31/05	11625	11675
06/30/05	11534	11590
09/30/05	11860	11927
12/31/05	11932	12008
03/31/06	12150	12235
06/30/06	12499	12597
09/30/06	13179	13291
12/31/06	13659	13824
03/31/07	13966	14147
06/30/07	14308	14500
09/30/07	14851	15062
12/31/07	15365	15589
03/31/08	14988	15217
06/30/08	14304	14527
09/30/08	14893	15133
12/31/08	13062	13259
03/31/09	11609	11787
06/30/09	12778	12987
09/30/09	14243	14487
12/31/09	14919	15185
03/31/10	15842	16134
06/30/10	14552	14820
09/30/10	16024	16332
12/31/10	16988	17325
03/31/11	17443	17802
06/30/11	18331	18719
09/30/11	17526	17899
12/31/11	19366	19800
03/31/12	20434	20900
06/30/12	20987	21479
09/30/12	21784	22310
12/31/12	21444	21970
03/31/13	24574	25201
06/30/13	24663	25307
09/30/13	24912	25572

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Consumer Staples Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

	THE PROCTER &		PHILIP MORRIS	WAL-MART
DESCRIPTION	GAMBLE CO.	THE COCA-COLA CO.	INTERNATIONAL, INC.	STORES, INC.	CVS CAREMARK CORP.

MARKET VALUE	$716,693,357	499,936,603	485,130,779	416,734,129	248,178,589

% OF NET ASSETS	13.7	9.5	9.3	8.0	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Energy Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 15.02%, and the total return for the Index was 15.24%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

The fiscal year started with a choppy quarter in the US equity market heading into the end of 2012, as the S&P 500 Index bounced around before finishing the quarter slightly down. October ended with the arrival of Hurricane Sandy, which caused tens of billions of dollars in damage in the Northeast United States and forced a shutdown of the NYSE for two days. This was followed a week later by the elections in the United States, which resulted in no change to the existing partisan divide within the government. However, these negative events were counterbalanced by the progress towards stability in Europe and later some agreements on debt relief for Greece. The strengthening housing recovery in the United States and signs of health in the job market also brought some positive light for investors. Just as the equity markets plodded along with a mix of positive and negative news, oil prices plodded along as well resulting in little interest in the shares of energy companies. The continuing angst around budget deliberations also left the prospects of future growth mired in uncertainty, which helped to put a lid on cyclical sectors such as energy.

Conversely, the first quarter of 2013 was anything but choppy as the US market sprung full steam ahead with the S&P 500 gaining during the period as the stalemate in Congress ended with a last-minute agreement to avoid the fiscal cliff. Strong manufacturing data and continued stabilization in the job markets helped to keep the markets aloft. Natural gas prices surged during the period helping the stocks of these producers achieve strong gains. Master limited partnership stocks also rebounded nicely after fears subsided that tax benefits from these holdings could be lost after the US elections. This allowed investors to focus again on their strong fundamentals and high yields. Buoyed by these issues, the Fund posted a positive return to start 2013. However, sluggish global growth indicators, particularly in the United States and China, along with a corresponding decline in commodity prices caused these stocks to lag the overall market for the second quarter of 2013. Hints by Federal Reserve (“Fed”) Chairman Ben Bernanke of possible tapering of the Fed’s purchase of assets also caused stocks to retreat. During this interval, the Fund posted slightly negative returns, while the S&P 500 posted a gain.

In the third quarter of 2013, markets resumed their strong ascent amid further signs of stability in Europe, more soothing rhetoric from Chairman Bernanke on the tapering front, and diminishing worries over deceleration in China. Firmer US

The Energy Select Sector SPDR Fund —
Management’s Discussion of Fund Performance (continued)

employment numbers in July 2013 started things off on the right foot. A rebound in commodity and oil prices thanks to solid demand conditions and healthier economic growth, particularly in Europe and Asia, helped the energy sector as the Fund’s return over the quarter exceeded that of the overall market.

On an individual security level, the top contributors to the Fund’s performance were Pioneer Natural Resources Co., Schlumberger, Ltd., and EOG Resources, Inc. The top detractors to the Fund’s performance were Peabody Energy Corp., National-Oilwell Varco, Inc.; and Exxon Mobil Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Energy Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	ENERGY	NET ASSET	MARKET	ENERGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	15.02%	15.12%	15.24%	15.02%	15.12%	15.24%

THREE YEARS	55.77%	55.81%	56.63%	15.92%	15.93%	16.13%

FIVE YEARS	42.05%	42.04%	43.30%	7.27%	7.27%	7.46%

TEN YEARS	303.13%	302.69%	312.54%	14.96%	14.95%	15.22%

The Energy Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Energy Select	Energy Select
	Sector SPDR	Sector Index
	Fund (a)	(b)
09/30/03	10000	10000
12/31/03	11565	11577
03/31/04	12334	12355
06/30/04	13294	13335
09/30/04	14828	14892
12/31/04	15429	15507
03/31/05	18278	18391
06/30/05	19035	19136
09/30/05	23019	23176
12/31/05	21635	21789
03/31/06	23462	23660
06/30/06	24529	24747
09/30/06	23225	23439
12/31/06	25594	25845
03/31/07	26329	26606
06/30/07	30294	30638
09/30/07	32949	33355
12/31/07	34894	35341
03/31/08	32711	33154
06/30/08	39155	39723
09/30/08	28380	28789
12/31/08	21358	21663
03/31/09	19117	19389
06/30/09	21677	21999
09/30/09	24463	24844
12/31/09	25967	26398
03/31/10	26315	26770
06/30/10	22849	23234
09/30/10	25882	26338
12/31/10	31607	32198
03/31/11	37104	37820
06/30/11	35185	35880
09/30/11	27452	27981
12/31/11	32549	33199
03/31/12	33922	34617
06/30/12	31548	32202
09/30/12	35051	35795
12/31/12	34244	34992
03/31/13	38221	39075
06/30/13	37940	38801
09/30/13	40313	41254

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Energy Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

				OCCIDENTAL
DESCRIPTION	EXXON MOBIL CORP.	CHEVRON CORP.	SCHLUMBERGER, LTD.	PETROLEUM CORP.	CONOCOPHILLIPS

MARKET VALUE	$1,235,853,006	1,159,921,741	590,054,031	318,202,969	303,870,750

% OF NET ASSETS	15.5	14.6	7.4	4.0	3.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Financial Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Financial Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 29.94%, and the total return for the Index was 30.20%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

Financials began the first quarter of the Reporting Period as the clear leader among the sectors of the S&P 500. A contributor to sector performance during this time was the proposed acquisition of NYSE Euronext (the news sparked a surge in the company’s shares). Burgeoning optimism regarding housing and other asset prices helped boost major banking and dealer firms. Healthy returns continued into the second and third quarters of the Reporting Period. The Federal Reserve’s contemplation of an initial reduction in asset purchases, coupled with actual increases in many short-term yields, held out the promise of stronger margins at many financial institutions. Despite this strong performance, the sector ended the Reporting Period among the weaker performing sectors. Even though insurance securities continued to progress nicely, property-related shares reacted badly to the less favorable yield environment. However, in September, the sector benefited from the slight improvement in the bond markets and by month end, sector performance trailed slightly.

On an individual security level, the top contributors to the Fund’s performance were Bank of America Corp., Citigroup Inc., and JPMorgan Chase & Co. The top detractors to the Fund’s performance were Equity Residential, AvalonBay Communities, Inc.; and The Macerich Co.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Financial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	FINANCIAL	NET ASSET	MARKET	FINANCIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	29.94%	29.97%	30.20%	29.94%	29.97%	30.20%

THREE YEARS	45.75%	45.79%	46.62%	13.38%	13.39%	13.61%

FIVE YEARS	8.62%	9.19%	9.05%	1.67%	1.77%	1.75%

TEN YEARS	−2.41%	−2.33%	−0.98%	−0.24%	−0.24%	−0.10%

The Financial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Financial Select
	Sector SPDR	Financial Select
	Fund(a)	Sector Index(b)
09/30/03	10000	10000
12/31/03	11167	11183
03/31/04	11700	11728
06/30/04	11418	11448
09/30/04	11456	11489
12/31/04	12350	12400
03/31/05	11560	11611
06/30/05	12051	12114
09/30/05	12131	12201
12/31/05	13118	13206
03/31/06	13535	13636
06/30/06	13509	13618
09/30/06	14574	14706
12/31/06	15588	15745
03/31/07	15135	15298
06/30/07	15448	15621
09/30/07	14779	14956
12/31/07	12662	12812
03/31/08	10896	11024
06/30/08	8909	9004
09/30/08	8979	9080
12/31/08	5671	5730
03/31/09	4046	4080
06/30/09	5496	5536
09/30/09	6896	6949
12/31/09	6664	6719
03/31/10	7403	7469
06/30/10	6418	6473
09/30/10	6693	6753
12/31/10	7463	7537
03/31/11	7686	7766
06/30/11	7228	7307
09/30/11	5583	5641
12/31/11	6182	6253
03/31/12	7539	7632
06/30/12	7022	7111
09/30/12	7506	7605
12/31/12	7944	8055
03/31/13	8847	8975
06/30/13	9482	9626
09/30/13	9759	9902

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Financial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

	BERKSHIRE HATHAWAY,		JPMORGAN	BANK OF AMERICA
DESCRIPTION	INC. (CLASS B)	WELLS FARGO & CO.	CHASE & CO.	CORP.	CITIGROUP, INC.

MARKET VALUE	$1,223,931,677	1,196,052,026	1,165,479,965	888,038,846	883,629,879

% OF NET ASSETS	8.4	8.2	8.0	6.1	6.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Health Care Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Health Care Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 28.39%, and the total return for the Index was 28.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

A number of factors contributed to the Fund’s return during the Reporting Period. The impending implementation of the Patient Protection and Affordable Care Act was one of the more significant ones. Expectations of increased demand associated with this implementation helped fuel the performance of a number of the Fund’s holdings. A noticeable pickup in the pharmaceutical pipeline for several companies in the Fund’s portfolio also had a positive effect on performance this Reporting Period. In addition, many of these same companies experienced an increase in the number of approved pharmaceuticals. Finally, improved cost structures and strong revenue growth helped a number of companies improve their profitability.

On an individual security level, the top contributors to the Fund’s performance were Johnson & Johnson, Gilead Sciences, Inc.; and Pfizer Inc. The top detractors to the Fund’s performance were Express Scripts Holding Co., Intuitive Surgical, Inc.; and Edwards Lifesciences Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Health Care Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	HEALTH CARE	NET ASSET	MARKET	HEALTH CARE
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	28.39%	28.46%	28.70%	28.39%	28.46%	28.70%

THREE YEARS	75.93%	75.97%	77.11%	20.72%	20.73%	20.99%

FIVE YEARS	83.55%	82.66%	85.28%	12.91%	12.80%	13.13%

TEN YEARS	115.32%	115.38%	119.97%	7.97%	7.97%	8.20%

The Health Care Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Health Care	Health Care
	Select Sector	Select Sector
	SPDR Fund(a)	Index(b)
09/30/03	10000	10000
12/31/03	10838	10846
03/31/04	10784	10800
06/30/04	11065	11090
09/30/04	10458	10486
12/31/04	10994	11034
03/31/05	10922	10967
06/30/05	11367	11422
09/30/05	11537	11601
12/31/05	11703	11777
03/31/06	11837	11918
06/30/06	11231	11314
09/30/06	12364	12466
12/31/06	12533	12643
03/31/07	12646	12763
06/30/07	13282	13413
09/30/07	13414	13554
12/31/07	13401	13548
03/31/08	11838	11970
06/30/08	11688	11824
09/30/08	11731	11872
12/31/08	10299	10423
03/31/09	9482	9595
06/30/09	10330	10460
09/30/09	11311	11462
12/31/09	12339	12504
03/31/10	12763	12942
06/30/10	11258	11414
09/30/10	12239	12420
12/31/10	12699	12892
03/31/11	13413	13623
06/30/11	14460	14696
09/30/11	12997	13208
12/31/11	14277	14521
03/31/12	15563	15841
06/30/12	15815	16106
09/30/12	16771	17092
12/31/12	16779	17109
03/31/13	19413	19812
06/30/13	20162	20584
09/30/13	21532	21997

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Health Care Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

DESCRIPTION	JOHNSON & JOHNSON	PFIZER, INC.	MERCK & CO., INC.	GILEAD SCIENCES, INC.	AMGEN, INC.

MARKET VALUE	$932,395,942	725,421,427	531,747,711	367,102,734	321,857,500

% OF NET ASSETS	12.5	9.7	7.1	4.9	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Industrial Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Industrial Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 29.70%, and the total return for the Index was 29.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

The strong performance of the Industrial sector outpaced that of the broader market, as measured by the S&P 500 Index, over the Reporting Period. Reflecting the optimism of a building economic recovery, investors showed a clear preference for stocks that would benefit from a rebound in industrial activity, leaning away from the more defensive themes that had outperformed when growth prospects looked bleaker. Despite the budget sequester that cut a sizable piece from the US government’s 2013 defense budget, aerospace and defense companies had a strong year primarily due to technological innovations, cost-cutting programs, acquisitions and increased commercial demand. Machinery companies also have done very well over the Reporting Period as increases in industrial production both here in the United States and abroad have boosted the need for new and advanced machinery. Similarly with the increase in industrial production, air freight, logistics, and rail companies have benefited since they move the products to their destinations.

On an individual security level, the top contributors to the Fund’s performance were The Boeing Co., United Technologies Corp., and Union Pacific Corp. The top detractors to the Fund’s performance were Kansas City Southern Corp., Joy Global, Inc., and R.R. Donnelley & Sons Co.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Industrial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	INDUSTRIAL	NET ASSET	MARKET	INDUSTRIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	29.70%	29.75%	29.95%	29.70%	29.75%	29.95%

THREE YEARS	58.05%	58.09%	59.03%	16.48%	16.49%	16.72%

FIVE YEARS	69.63%	69.20%	71.18%	11.15%	11.09%	11.35%

TEN YEARS	143.01%	143.14%	147.96%	9.29%	9.29%	9.51%

The Industrial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Industrial Select
	Sector SPDR	Industrial Select
	Fund(a)	Sector Index(b)
09/30/03	10000	10000
12/31/03	11592	11606
03/31/04	11475	11497
06/30/04	12439	12473
09/30/04	12361	12403
12/31/04	13613	13672
03/31/05	13368	13430
06/30/05	12956	13023
09/30/05	13333	13411
12/31/05	13991	14084
03/31/06	15096	15207
06/30/06	15149	15270
09/30/06	15001	15130
12/31/06	15893	16041
03/31/07	16169	16329
06/30/07	17779	17969
09/30/07	18733	18945
12/31/07	17992	18203
03/31/08	17149	17358
06/30/08	15799	15985
09/30/08	14321	14485
12/31/08	10997	11123
03/31/09	8809	8898
06/30/09	10505	10625
09/30/09	12709	12864
12/31/09	13485	13658
03/31/10	15193	15402
06/30/10	13416	13597
09/30/10	15370	15592
12/31/10	17213	17480
03/31/11	18682	18985
06/30/11	18565	18877
09/30/11	14652	14892
12/31/11	17038	17333
03/31/12	18963	19303
06/30/12	18149	18481
09/30/12	18730	19082
12/31/12	19569	19938
03/31/13	21649	22072
06/30/13	22228	22677
09/30/13	24301	24796

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Industrial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

	GENERAL ELECTRIC	UNITED TECHNOLOGIES			UNION PACIFIC
DESCRIPTION	CO.	CORP.	THE BOEING CO.	3M CO.	CORP.

MARKET VALUE	$737,610,989	387,176,876	348,815,435	325,576,500	321,126,615

% OF NET ASSETS	10.8	5.6	5.1	4.7	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Materials Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Materials Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 17.09%, and the total return for the Index was 17.43%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

Although the materials sector delivered good overall performance over the Reporting Period, its return was below that of the broad S&P 500® Index. Due to its sensitivity to changes in supply and demand of raw materials, the materials sector was helped by the increase in consumer demand. Within the materials sector, the containers & packaging industry was the strongest performing industry. The chemicals industry contributed the most to performance due to the combination of its large weight in the sector and its strong performance. Metals & mining was the weakest industry within the sector and the only one that posted negative returns for the Reporting Period.

On an individual security level, the top contributors to the Fund’s performance were The Dow Chemical Co., LyondellBasell Industries NV, and Ecolab, Inc. The top detractors to the Fund’s performance were The Mosaic Co., Freeport-McMoRan Copper & Gold Inc., and Newmont Mining Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Materials Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MATERIALS	NET ASSET	MARKET	MATERIALS
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	17.09%	17.19%	17.43%	17.09%	17.19%	17.43%

THREE YEARS	37.28%	37.39%	38.30%	11.14%	11.17%	11.41%

FIVE YEARS	44.38%	44.45%	45.85%	7.62%	7.63%	7.84%

TEN YEARS	143.64%	143.77%	148.87%	9.31%	9.32%	9.55%

The Materials Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Materials Select
	Sector SPDR	Materials Select
	Fund(a)	Sector Index(b)
09/30/03	10000	10000
12/31/03	12309	12321
03/31/04	12093	12112
06/30/04	12420	12449
09/30/04	12835	12877
12/31/04	13938	13998
03/31/05	14190	14262
06/30/05	12841	12913
09/30/05	13064	13157
12/31/05	14508	14634
03/31/06	15590	15739
06/30/06	15531	15683
09/30/06	15432	15592
12/31/06	17165	17359
03/31/07	18724	18915
06/30/07	20036	20254
09/30/07	20982	21225
12/31/07	20938	21192
03/31/08	20300	20558
06/30/08	21082	21353
09/30/08	16875	17063
12/31/08	11728	11842
03/31/09	11509	11623
06/30/09	13450	13599
09/30/09	16224	16416
12/31/09	17412	17631
03/31/10	17905	18143
06/30/10	15026	15220
09/30/10	17748	17995
12/31/10	20963	21280
03/31/11	21903	22246
06/30/11	21658	22031
09/30/11	16248	16512
12/31/11	18664	18985
03/31/12	20682	21053
06/30/12	19835	20191
09/30/12	20807	21193
12/31/12	21415	21832
03/31/13	22467	22913
06/30/13	22107	22566
09/30/13	24364	24887

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Materials Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

		E.I. DU PONT DE	THE DOW		FREEPORT-MCMORAN
DESCRIPTION	MONSANTO CO.	NEMOURS & CO.	CHEMICAL CO.	PRAXAIR, INC.	COPPER & GOLD, INC.

MARKET VALUE	$378,471,086	367,799,549	316,095,398	241,096,422	233,531,138

% OF NET ASSETS	10.6	10.3	8.8	6.7	6.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Technology Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Technology Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 5.99%, and the total return for the Index was 6.19%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

Overall, the Technology sector performed well for the Reporting Period, even though it started the period poorly. During the last calendar quarter of 2012, sector performance was hindered by modest holiday sales for retail tech products, which hurt those companies focused on these products. Strong performance in the first calendar quarter of 2013 was due to better-than-expected macroeconomic data and earnings announcements, especially for tech companies that focused on cloud-driven products as consumers continued to embrace this technology over traditional physical media. The sector also posted positive returns during the second calendar quarter of 2013, even though this quarter saw an overall increase in volatility due to hawkish monetary policy rhetoric and dampened earnings news from a number of software and consumer electronics firms. The sector’s strong performance continued in the third calendar quarter of 2013. During this time, sector performance also benefited from some high profile mergers and acquisition deals and market response to more accommodative statements from the Federal Reserve regarding monetary policy despite retail headwinds around consumer products like conventional personal computers and smartphones. In spite of these factors, the sector underperformed the broad S&P 500 for the Reporting Period as investors favored other sectors, such as financials as well as value-oriented companies, which tended to have more positive reactions to the benign economic conditions over the last twelve months.

On an individual security level, the top contributors to the Fund’s performance were Google Inc., Microsoft Corp., and Visa, Inc. The top detractors to the Fund’s performance were AT&T, Inc., International Business Machines Corp., and Apple, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Technology Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	TECHNOLOGY	NET ASSET	MARKET	TECHNOLOGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	5.99%	6.06%	6.19%	5.99%	6.06%	6.19%

THREE YEARS	46.30%	46.32%	47.30%	13.52%	13.53%	13.78%

FIVE YEARS	75.30%	76.10%	77.24%	11.88%	11.98%	12.13%

TEN YEARS	101.49%	101.58%	105.54%	7.26%	7.26%	7.47%

The Technology Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Technology Select
	Sector SPDR	Technology Select
	Fund(a)	Sector Index(b)
09/30/03	10000	10000
12/31/03	11291	11300
03/31/04	11151	11167
06/30/04	11388	11411
09/30/04	10538	10566
12/31/04	11880	11925
03/31/05	10999	11032
06/30/05	11221	11262
09/30/05	11766	11812
12/31/05	11864	11923
03/31/06	12551	12623
06/30/06	11500	11572
09/30/06	12495	12581
12/31/06	13300	13394
03/31/07	13338	13446
06/30/07	14653	14782
09/30/07	15467	15597
12/31/07	15322	15455
03/31/08	13000	13112
06/30/08	13170	13289
09/30/08	11496	11597
12/31/08	8980	9056
03/31/09	9155	9239
06/30/09	10689	10796
09/30/09	12301	12437
12/31/09	13554	13714
03/31/10	13683	13852
06/30/10	12166	12314
09/30/10	13774	13954
12/31/10	15129	15343
03/31/11	15694	15926
06/30/11	15544	15782
09/30/11	14320	14542
12/31/11	15532	15785
03/31/12	18451	18773
06/30/12	17661	17971
09/30/12	19012	19357
12/31/12	17933	18265
03/31/13	18853	19212
06/30/13	19135	19507
09/30/13	20149	20554

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Technology Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

				INTERNATIONAL BUSINESS
DESCRIPTION	APPLE, INC.	MICROSOFT CORP.	GOOGLE, INC. (CLASS A)	MACHINES CORP.	AT&T, INC.

MARKET VALUE	$1,653,881,983	964,058,553	935,448,230	728,062,206	685,827,291

% OF NET ASSETS	14.1	8.2	8.0	6.2	5.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Utilities Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Utilities Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2013 (the “Reporting Period”), the total return for the Fund was 6.78%, and the total return for the Index was 7.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to these expenses of the Fund, along with the effects of cash holdings on fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

The utilities sector was helped in prior years by both its perceived relative safety and relatively high dividend yield. These same factors in 2013 contributed to the Fund trailing the broader market. The relative safety of utilities was much less in vogue with investors as the broad market continued its ascent for much of 2013. Also, the attractiveness of the dividend yield was buffered by concerns over the potential for higher interest rates as investors had to consider the timing of the eventual tapering of the Federal Reserve’s asset-purchase program. Sector performance was also hindered by companies that experienced earnings challenges (associated with increased regulatory concerns) and cost overruns (associated with ongoing projects) during the Reporting Period.

On an individual security level, the top contributors to the Fund’s performance were Dominion Resources, Inc.; Sempra Energy, and NextEra Energy, Inc. The top detractors to the Fund’s performance were FirstEnergy Corp., Southern Co., and Exelon Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Utilities Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2013 is 0.18%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2013

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	UTILITIES	NET ASSET	MARKET	UTILITIES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	6.78%	6.82%	7.00%	6.78%	6.82%	7.00%

THREE YEARS	34.27%	34.37%	35.26%	10.32%	10.35%	10.59%

FIVE YEARS	38.75%	38.86%	40.30%	6.77%	6.79%	7.01%

TEN YEARS	146.87%	146.23%	152.98%	9.46%	9.43%	9.73%

The Utilities Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Utilities Select
	Sector SPDR	Utilities Select
	Fund(a)	Sector Index(b)
09/30/03	10000	10000
12/31/03	10783	10795
03/31/04	11326	11351
06/30/04	11175	11205
09/30/04	11915	11958
12/31/04	13350	13415
03/31/05	14060	14142
06/30/05	15351	15460
09/30/05	16450	16583
12/31/05	15553	15674
03/31/06	15364	15493
06/30/06	16226	16375
09/30/06	17197	17374
12/31/06	18754	18964
03/31/07	20475	20725
06/30/07	20392	20646
09/30/07	20778	21049
12/31/07	22337	22639
03/31/08	20109	20388
06/30/08	21693	22011
09/30/08	17788	18032
12/31/08	15838	16054
03/31/09	14120	14305
06/30/09	15520	15743
09/30/09	16465	16711
12/31/09	17643	17925
03/31/10	17013	17296
06/30/10	16378	16646
09/30/10	18382	18703
12/31/10	18571	18907
03/31/11	19069	19431
06/30/11	20228	20624
09/30/11	20520	20936
12/31/11	22194	22668
03/31/12	21829	22305
06/30/12	23237	23761
09/30/12	23115	23645
12/31/12	22438	22967
03/31/13	25332	25955
06/30/13	24641	25253
09/30/13	24687	25298

Past performance is no guarantee of future results.
Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Utilities Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2013

DESCRIPTION	DUKE ENERGY CORP.	DOMINION RESOURCES, INC.	SOUTHERN CO.	NEXTERA ENERGY, INC.	EXELON CORP.

MARKET VALUE	$476,999,323	396,866,087	394,800,155	373,411,973	278,508,437

% OF NET ASSETS	9.2	7.7	7.6	7.2	5.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AUTO COMPONENTS — 3.3%
BorgWarner, Inc.	412,342	$41,807,356
Delphi Automotive PLC	1,017,596	59,447,958
Johnson Controls, Inc.	2,466,848	102,374,192
The Goodyear Tire & Rubber Co. (a)	874,974	19,643,166

		223,272,672

AUTOMOBILES — 6.2%
Ford Motor Co.	14,205,601	239,648,489
General Motors Co. (a)	3,398,505	122,244,225
Harley-Davidson, Inc.	805,658	51,755,470

		413,648,184

DISTRIBUTORS — 0.7%
Genuine Parts Co. (b)	558,403	45,169,219

DIVERSIFIED CONSUMER SERVICES — 0.4%
H&R Block, Inc.	987,476	26,326,110

HOTELS, RESTAURANTS & LEISURE — 14.3%
Carnival Corp.	1,584,047	51,703,294
Chipotle Mexican Grill, Inc. (a)	110,631	47,427,510
Darden Restaurants, Inc.	469,772	21,745,746
International Game Technology	941,884	17,829,864
Marriott International, Inc. (Class A)	819,514	34,468,759
McDonald’s Corp.	3,604,361	346,775,572
Starbucks Corp.	2,709,423	208,544,288
Starwood Hotels & Resorts Worldwide, Inc.	702,889	46,706,974
Wyndham Worldwide Corp.	479,341	29,225,421
Wynn Resorts, Ltd.	291,635	46,081,246
Yum! Brands, Inc.	1,612,915	115,146,002

		965,654,676

HOUSEHOLD DURABLES — 2.7%
D.R. Horton, Inc. (b)	1,024,496	19,905,957
Garmin, Ltd. (b)	444,091	20,068,472
Harman International Industries, Inc.	242,260	16,044,880
Leggett & Platt, Inc. (b)	509,181	15,351,807
Lennar Corp. (Class A) (b)	598,511	21,187,289
Newell Rubbermaid, Inc.	1,034,712	28,454,580
Pulte Group, Inc. (b)	1,260,485	20,798,003
Whirlpool Corp.	283,917	41,576,806

		183,387,794

INTERNET & CATALOG RETAIL — 10.7%
Amazon.com, Inc. (a)	1,334,609	417,252,158
Expedia, Inc. (b)	387,765	20,082,349
NetFlix, Inc. (a)	212,532	65,717,020
priceline.com, Inc. (a)	185,663	187,696,010
TripAdvisor, Inc. (a)(b)	402,181	30,501,407

		721,248,944

LEISURE EQUIPMENT & PRODUCTS — 1.1%
Hasbro, Inc. (b)	416,326	19,625,608
Mattel, Inc.	1,238,668	51,850,642

		71,476,250

MEDIA — 29.7%
Cablevision Systems Corp. (b)	765,322	12,888,022
CBS Corp. (Class B)	2,027,924	111,860,288
Comcast Corp. (Class A)	9,430,161	425,771,769
DIRECTV (a)	1,839,649	109,919,028
Discovery Communications, Inc. (Class A) (a)	832,118	70,247,402
Gannett Co., Inc.	819,088	21,943,367
News Corp. (a)	1,782,076	28,620,141
Omnicom Group, Inc.	931,475	59,092,774
Scripps Networks Interactive (Class A)	395,146	30,864,854
The Interpublic Group of Cos., Inc.	1,537,285	26,410,556
The Walt Disney Co.	5,986,674	386,080,606
The Washington Post Co. (Class B) (b)	16,135	9,864,132
Time Warner Cable, Inc.	1,030,308	114,982,373
Time Warner, Inc.	3,316,944	218,288,085
Twenty-First Century Fox, Inc.	7,161,575	239,912,762
Viacom, Inc. (Class B)	1,564,539	130,764,170

		1,997,510,329

MULTILINE RETAIL — 6.1%
Dollar General Corp. (a)	1,078,017	60,864,840
Dollar Tree, Inc. (a)	809,174	46,252,386
Family Dollar Stores, Inc.	348,329	25,086,655
J.C. Penney Co., Inc. (a)(b)	1,097,530	9,680,215
Kohl’s Corp.	730,062	37,780,708
Macy’s, Inc.	1,356,405	58,691,644
Nordstrom, Inc. (b)	519,844	29,215,233
Target Corp.	2,275,379	145,578,748

		413,150,429

SPECIALTY RETAIL — 18.7%
Abercrombie & Fitch Co. (Class A) (b)	283,408	10,024,141
AutoNation, Inc. (a)	232,577	12,133,542
AutoZone, Inc. (a)	128,035	54,124,236
Bed Bath & Beyond, Inc. (a)	783,215	60,589,512
Best Buy Co., Inc.	972,868	36,482,550
CarMax, Inc. (a)	812,773	39,395,107
GameStop Corp. (Class A)	421,435	20,924,248
L Brands, Inc.	878,195	53,657,714
Lowe’s Cos., Inc.	3,791,888	180,531,788
O’Reilly Automotive, Inc. (a)	391,333	49,930,177
PetSmart, Inc.	370,228	28,233,587
Ross Stores, Inc.	781,226	56,873,253
Staples, Inc. (b)	2,400,194	35,162,842
The Gap, Inc.	994,175	40,045,369
The Home Depot, Inc.	5,164,228	391,706,694
Tiffany & Co.	396,455	30,376,382
TJX Cos., Inc.	2,580,351	145,505,993
Urban Outfitters, Inc. (a)	390,413	14,355,486

		1,260,052,621

TEXTILES, APPAREL & LUXURY GOODS — 6.0%
Coach, Inc.	1,016,561	55,433,071
Fossil Group, Inc. (a)	181,149	21,056,760
NIKE, Inc. (Class B)	2,697,352	195,935,650
PVH Corp.	294,145	34,912,070

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

Security Description	Shares	Value

Ralph Lauren Corp.	218,370	$35,972,090
V.F. Corp.	317,066	63,111,987

		406,421,628

TOTAL COMMON STOCKS —
(Cost $6,289,370,351)		6,727,318,856

SHORT TERM INVESTMENTS — 1.6%
MONEY MARKET FUNDS — 1.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	105,808,095	105,808,095
State Street Institutional Liquid Reserves Fund 0.06% (d)(e)	6,107,218	6,107,218

TOTAL SHORT TERM INVESTMENTS —
(Cost $111,915,313)		111,915,313

TOTAL INVESTMENTS — 101.5% (f)
(Cost $6,401,285,664)		6,839,234,169
OTHER ASSETS & LIABILITIES — (1.5)%		(104,305,822)

NET ASSETS — 100.0%		$6,734,928,347

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2013.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BEVERAGES — 19.5%
Beam, Inc.	654,242	$42,296,745
Brown-Forman Corp. (Class B)	663,951	45,234,982
Coca-Cola Enterprises, Inc.	1,041,047	41,860,500
Constellation Brands, Inc. (Class A) (a)	865,337	49,670,344
Dr. Pepper Snapple Group, Inc.	839,503	37,626,524
Molson Coors Brewing Co. (Class B)	691,998	34,689,860
Monster Beverage Corp. (a)	541,197	28,277,543
PepsiCo, Inc.	3,061,004	243,349,818
The Coca-Cola Co.	13,197,904	499,936,603

		1,022,942,919

FOOD & STAPLES RETAILING — 24.7%
Costco Wholesale Corp.	1,575,847	181,411,507
CVS Caremark Corp.	4,373,191	248,178,589
Safeway, Inc. (b)	1,169,702	37,418,767
Sysco Corp. (b)	2,237,493	71,219,402
The Kroger Co.	2,029,127	81,854,983
Wal-Mart Stores, Inc.	5,634,588	416,734,129
Walgreen Co.	3,208,773	172,631,987
Whole Foods Market, Inc.	1,430,117	83,661,845

		1,293,111,209

FOOD PRODUCTS — 17.1%
Archer-Daniels-Midland Co.	2,483,187	91,480,609
Campbell Soup Co. (b)	800,956	32,606,919
ConAgra Foods, Inc.	1,677,973	50,909,701
General Mills, Inc.	2,374,832	113,801,950
Hormel Foods Corp.	660,774	27,831,801
Kellogg Co.	1,015,343	59,631,094
Kraft Foods Group, Inc.	2,064,745	108,275,228
McCormick & Co., Inc. (b)	556,089	35,978,958
Mead Johnson Nutrition Co.	767,138	56,967,668
Mondelez International, Inc. (Class A)	5,812,783	182,637,642
The Hershey Co.	599,910	55,491,675
The J.M. Smucker Co.	436,810	45,882,522
Tyson Foods, Inc. (Class A)	1,265,211	35,780,167

		897,275,934

HOUSEHOLD PRODUCTS — 20.6%
Colgate-Palmolive Co.	3,150,342	186,815,281
Kimberly-Clark Corp.	1,395,236	131,459,136
The Clorox Co. (b)	532,856	43,544,992
The Procter & Gamble Co.	9,481,325	716,693,357

		1,078,512,766

PERSONAL PRODUCTS — 2.1%
Avon Products, Inc.	1,887,391	38,880,254
The Estee Lauder Cos., Inc. (Class A)	1,007,921	70,453,678

		109,333,932

TOBACCO — 15.7%
Altria Group, Inc.	6,272,891	215,473,806
Lorillard, Inc.	1,421,749	63,665,920
Philip Morris International, Inc.	5,602,619	485,130,779
Reynolds American, Inc. (b)	1,221,760	59,597,453

		823,867,958

TOTAL COMMON STOCKS —
(Cost $5,402,515,347)		5,225,044,718

SHORT TERM INVESTMENTS — 1.8%
MONEY MARKET FUNDS — 1.8%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	93,554,462	93,554,462
State Street Institutional Liquid Reserves Fund 0.06% (d)(e)	2,226,309	2,226,309

TOTAL SHORT TERM INVESTMENTS —
(Cost $95,780,771)		95,780,771

TOTAL INVESTMENTS — 101.5% (f)
(Cost $5,498,296,118)		5,320,825,489
OTHER ASSETS & LIABILITIES — (1.5)%		(79,495,684)

NET ASSETS — 100.0%		$5,241,329,805

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2013.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ENERGY EQUIPMENT & SERVICES — 21.0%
Baker Hughes, Inc.	2,839,884	$139,438,304
Cameron International Corp. (a)	1,917,337	111,914,961
Diamond Offshore Drilling, Inc. (b)	552,111	34,407,557
Ensco PLC (Class A)	1,129,645	60,718,419
FMC Technologies, Inc. (a)	2,059,526	114,138,931
Halliburton Co.	4,895,259	235,706,721
Helmerich & Payne, Inc. (b)	511,829	35,290,610
Nabors Industries, Ltd.	2,306,143	37,036,657
National-Oilwell Varco, Inc.	2,623,948	204,956,578
Noble Corp.	1,225,261	46,278,108
Rowan Cos., PLC (Class A) (a)	1,625,260	59,679,547
Schlumberger, Ltd.	6,677,841	590,054,031

		1,669,620,424

OIL, GAS & CONSUMABLE FUELS — 78.8%
Anadarko Petroleum Corp.	2,831,086	263,262,687
Apache Corp.	2,253,133	191,831,744
Cabot Oil & Gas Corp.	4,406,336	164,444,459
Chesapeake Energy Corp. (b)	3,260,358	84,378,065
Chevron Corp.	9,546,681	1,159,921,741
ConocoPhillips	4,371,612	303,870,750
CONSOL Energy, Inc.	1,771,767	59,619,960
Denbury Resources, Inc. (a)	3,630,603	66,839,401
Devon Energy Corp.	2,131,246	123,100,769
EOG Resources, Inc.	1,606,768	271,993,687
EQT Corp.	728,239	64,609,364
Exxon Mobil Corp.	14,363,703	1,235,853,006
Hess Corp.	1,733,008	134,030,839
Kinder Morgan, Inc./Delaware	3,259,824	115,951,940
Marathon Oil Corp.	4,030,036	140,567,656
Marathon Petroleum Corp.	1,512,960	97,313,587
Murphy Oil Corp.	1,152,622	69,526,159
Newfield Exploration Co. (a)	648,986	17,762,747
Noble Energy, Inc.	2,366,887	158,605,098
Occidental Petroleum Corp.	3,401,785	318,202,969
Peabody Energy Corp.	1,902,507	32,818,246
Phillips 66	2,954,180	170,810,688
Pioneer Natural Resources Co.	1,518,935	286,774,928
QEP Resources, Inc.	862,178	23,873,709
Range Resources Corp. (b)	1,240,669	94,154,370
Southwestern Energy Co. (a)	2,173,700	79,079,206
Spectra Energy Corp.	4,345,228	148,737,154
Tesoro Corp.	2,054,967	90,377,449
The Williams Cos., Inc.	4,662,915	169,543,589
Valero Energy Corp.	3,671,347	125,376,500
WPX Energy, Inc. (a)(b)	960,471	18,498,670

		6,281,731,137

TOTAL COMMON STOCKS —
(Cost $8,545,268,636)		7,951,351,561

SHORT TERM INVESTMENTS — 0.9%
MONEY MARKET FUNDS — 0.9%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	59,083,134	59,083,134
State Street Institutional Liquid Reserves Fund 0.06% (d)(e)	14,105,892	14,105,892

TOTAL SHORT TERM INVESTMENTS —
(Cost $73,189,026)		73,189,026

TOTAL INVESTMENTS — 100.7% (f)
(Cost $8,618,457,662)		8,024,540,587
OTHER ASSETS & LIABILITIES — (0.7)%		(56,958,656)

NET ASSETS — 100.0%		$7,967,581,931

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2013.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.8%
CAPITAL MARKETS — 13.0%
Ameriprise Financial, Inc.	1,185,200	$107,948,016
BlackRock, Inc.	753,894	204,018,794
E*TRADE Financial Corp. (a)	1,719,846	28,377,459
Franklin Resources, Inc.	2,435,735	123,126,404
Invesco, Ltd.	2,652,599	84,617,908
Legg Mason, Inc. (b)	650,737	21,760,645
Morgan Stanley	8,328,288	224,447,362
Northern Trust Corp.	1,352,132	73,542,460
State Street Corp. (c)	2,672,192	175,696,624
T. Rowe Price Group, Inc.	1,558,544	112,106,070
The Bank of New York Mellon Corp.	6,891,297	208,048,256
The Charles Schwab Corp.	6,924,341	146,380,569
The Goldman Sachs Group, Inc.	2,502,246	395,880,340

		1,905,950,907

COMMERCIAL BANKS — 17.2%
BB&T Corp.	4,215,938	142,287,907
Comerica, Inc.	1,107,668	43,542,429
Fifth Third Bancorp	5,312,188	95,831,872
Huntington Bancshares, Inc.	4,970,446	41,055,884
KeyCorp	5,459,100	62,233,740
M & T Bank Corp. (b)	778,757	87,158,483
PNC Financial Services Group, Inc.	3,183,991	230,680,148
Regions Financial Corp.	8,361,637	77,428,759
SunTrust Banks, Inc.	3,227,843	104,646,670
U.S. Bancorp	11,016,866	402,996,958
Wells Fargo & Co.	28,946,080	1,196,052,026
Zions Bancorporation	1,105,224	30,305,242

		2,514,220,118

CONSUMER FINANCE — 6.0%
American Express Co.	5,558,302	419,762,967
Capital One Financial Corp.	3,505,998	241,002,302
Discover Financial Services	2,898,011	146,465,476
SLM Corp.	2,613,510	65,076,399

		872,307,144

DIVERSIFIED FINANCIAL SERVICES — 32.2%
Bank of America Corp.	64,350,641	888,038,846
Berkshire Hathaway, Inc. (Class B) (a)	10,782,589	1,223,931,677
Citigroup, Inc.	18,215,417	883,629,879
CME Group, Inc.	1,881,539	139,008,101
IntercontinentalExchange, Inc. (a)(b)	436,174	79,130,687
JPMorgan Chase & Co.	22,547,494	1,165,479,965
Leucadia National Corp.	1,876,660	51,120,218
McGraw Hill Financial, Inc.	1,648,045	108,095,272
Moody’s Corp.	1,162,056	81,727,399
NYSE Euronext	1,455,943	61,120,487
The Nasdaq OMX Group, Inc.	691,870	22,202,108

		4,703,484,639

INSURANCE — 18.6%
ACE, Ltd.	2,037,465	190,625,225
Aflac, Inc.	2,786,108	172,710,835
American International Group, Inc.	8,842,992	430,034,701
Aon PLC	1,841,516	137,082,451
Assurant, Inc.	448,760	24,277,916
Cincinnati Financial Corp.	882,559	41,621,482
Genworth Financial, Inc. (Class A) (a)	2,957,323	37,824,161
Hartford Financial Services Group, Inc.	2,725,792	84,826,647
Lincoln National Corp.	1,584,632	66,538,698
Loews Corp.	1,832,973	85,673,158
Marsh & McLennan Cos., Inc.	3,291,940	143,363,987
MetLife, Inc.	6,706,555	314,872,757
Principal Financial Group, Inc. (b)	1,639,737	70,213,538
Prudential Financial, Inc.	2,785,522	217,215,006
The Allstate Corp.	2,775,843	140,318,864
The Chubb Corp.	1,530,249	136,590,026
The Progressive Corp.	3,313,329	90,221,949
The Travelers Cos., Inc.	2,236,885	189,620,741
Torchmark Corp. (b)	549,055	39,724,129
Unum Group	1,578,907	48,061,929
XL Group PLC	1,714,484	52,840,397

		2,714,258,597

REAL ESTATE INVESTMENT TRUSTS (REITS) — 12.1%
American Tower Corp.	2,365,595	175,361,557
Apartment Investment & Management Co. (Class A)	873,588	24,408,049
AvalonBay Communities, Inc.	728,455	92,579,346
Boston Properties, Inc.	913,105	97,610,924
Equity Residential	2,006,716	107,499,776
HCP, Inc.	2,726,116	111,634,450
Health Care REIT, Inc.	1,717,679	107,148,816
Host Hotels & Resorts, Inc.	4,492,134	79,376,008
Kimco Realty Corp.	2,453,342	49,508,442
Plum Creek Timber Co., Inc.	975,947	45,703,598
ProLogis, Inc.	2,986,531	112,353,296
Public Storage, Inc.	865,527	138,960,360
Simon Property Group, Inc.	1,858,864	275,539,411
The Macerich Co.	841,443	47,491,043
Ventas, Inc.	1,756,324	108,013,926
Vornado Realty Trust	1,041,538	87,551,684
Weyerhaeuser Co.	3,497,757	100,140,783

		1,760,881,469

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
CBRE Group, Inc. (a)	1,662,374	38,450,711

THRIFTS & MORTGAGE FINANCE — 0.4%
Hudson City Bancorp, Inc.	2,847,470	25,769,603
People’s United Financial, Inc. (b)	1,923,562	27,660,823

		53,430,426

TOTAL COMMON STOCKS —
(Cost $14,101,379,156)		14,562,984,011

SHORT TERM INVESTMENTS — 0.7%
MONEY MARKET FUNDS — 0.7%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	80,932,869	80,932,869

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.06% (e)(f)	23,933,744	$23,933,744

TOTAL SHORT TERM INVESTMENTS —
(Cost $104,866,613)		104,866,613

TOTAL INVESTMENTS — 100.5% (g)
(Cost $14,206,245,769)		14,667,850,624
OTHER ASSETS & LIABILITIES — (0.5)%		(73,316,112)

NET ASSETS — 100.0%		$14,594,534,512

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2013.
(c)	Affiliated Issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BIOTECHNOLOGY — 18.7%
Alexion Pharmaceuticals, Inc. (a)	746,330	$86,693,693
Amgen, Inc.	2,875,268	321,857,500
Biogen Idec, Inc. (a)	927,399	223,280,583
Celgene Corp. (a)	1,569,698	241,623,613
Gilead Sciences, Inc. (a)	5,841,864	367,102,734
Regeneron Pharmaceuticals, Inc. (a)(b)	297,705	93,142,963
Vertex Pharmaceuticals, Inc. (a)	888,586	67,372,591

		1,401,073,677

HEALTH CARE EQUIPMENT & SUPPLIES — 13.2%
Baxter International, Inc.	2,102,422	138,108,101
Becton, Dickinson and Co.	761,010	76,116,220
Boston Scientific Corp. (a)	5,173,684	60,739,050
C.R. Bard, Inc.	321,801	37,071,475
CareFusion Corp. (a)	818,189	30,191,174
Covidien PLC	1,755,635	106,988,397
DENTSPLY International, Inc.	543,106	23,576,232
Edwards Lifesciences Corp. (a)	428,534	29,838,822
Intuitive Surgical, Inc. (a)	151,546	57,022,213
Medtronic, Inc.	3,824,771	203,669,056
St. Jude Medical, Inc.	1,120,912	60,125,720
Stryker Corp.	1,144,313	77,344,116
Varian Medical Systems, Inc. (a)	410,881	30,705,137
Zimmer Holdings, Inc.	657,648	54,019,207

		985,514,920

HEALTH CARE PROVIDERS & SERVICES — 16.0%
Aetna, Inc.	1,458,711	93,386,678
AmerisourceBergen Corp.	915,320	55,926,052
Cardinal Health, Inc.	1,308,610	68,244,011
CIGNA Corp.	1,116,868	85,842,474
DaVita, Inc. (a)	673,444	38,318,964
Express Scripts Holding Co. (a)	3,271,561	202,117,039
Humana, Inc. (b)	641,604	59,880,901
Laboratory Corp. of America Holdings (a)	343,860	34,090,280
McKesson Corp.	898,832	115,320,146
Patterson Cos., Inc.	317,423	12,760,405
Quest Diagnostics, Inc. (b)	601,239	37,150,558
Tenet Healthcare Corp. (a)	403,552	16,622,307
UnitedHealth Group, Inc.	3,912,251	280,156,294
WellPoint, Inc.	1,171,350	97,936,573

		1,197,752,682

HEALTH CARE TECHNOLOGY — 0.8%
Cerner Corp. (a)(b)	1,125,829	59,162,314

LIFE SCIENCES TOOLS & SERVICES — 3.9%
Agilent Technologies, Inc.	1,262,494	64,702,817
Life Technologies Corp. (a)	659,033	49,315,439
PerkinElmer, Inc.	427,527	16,139,144
Thermo Fisher Scientific, Inc. (b)	1,375,904	126,789,554
Waters Corp. (a)	325,250	34,544,803

		291,491,757

PHARMACEUTICALS — 47.3%
Abbott Laboratories	5,027,884	166,875,470
AbbVie, Inc.	6,050,939	270,658,501
Actavis, Inc. (a)	692,974	99,788,256
Allergan, Inc.	1,164,476	105,326,854
Bristol-Myers Squibb Co.	6,315,380	292,275,786
Eli Lilly & Co.	3,783,948	190,446,103
Forest Laboratories, Inc. (a)	912,353	39,039,585
Hospira, Inc. (a)(b)	632,203	24,795,002
Johnson & Johnson	10,755,519	932,395,942
Merck & Co., Inc.	11,168,824	531,747,711
Mylan, Inc. (a)	1,457,270	55,623,996
Perrigo Co.	359,199	44,317,973
Pfizer, Inc.	25,267,204	725,421,427
Zoetis, Inc.	1,908,330	59,387,230

		3,538,099,836

TOTAL COMMON STOCKS —
(Cost $6,982,213,324)		7,473,095,186

SHORT TERM INVESTMENTS — 0.7%
MONEY MARKET FUNDS — 0.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	49,603,849	49,603,849
State Street Institutional Liquid Reserves Fund 0.06% (d)(e)	96,395	96,395

TOTAL SHORT TERM INVESTMENTS —
(Cost $49,700,244)		49,700,244

TOTAL INVESTMENTS — 100.6% (f)
(Cost $7,031,913,568)		7,522,795,430
OTHER ASSETS & LIABILITIES — (0.6)%		(42,985,657)

NET ASSETS — 100.0%		$7,479,809,773

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2013.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 25.7%
General Dynamics Corp.	1,481,237	$129,637,862
Honeywell International, Inc.	3,390,684	281,562,399
L-3 Communications Holdings, Inc.	366,788	34,661,466
Lockheed Martin Corp.	1,169,512	149,171,256
Northrop Grumman Corp.	1,018,102	96,984,396
Precision Castparts Corp.	595,882	135,408,226
Raytheon Co.	1,445,026	111,368,154
Rockwell Collins, Inc. (a)	714,382	48,477,963
Textron, Inc.	1,434,330	39,601,851
The Boeing Co.	2,968,642	348,815,435
United Technologies Corp.	3,590,956	387,176,876

		1,762,865,884

AIR FREIGHT & LOGISTICS — 7.3%
C.H. Robinson Worldwide, Inc. (a)	652,652	38,871,953
Expeditors International of Washington, Inc.	845,166	37,238,014
FedEx Corp.	1,304,510	148,857,636
United Parcel Service, Inc. (Class B)	3,012,307	275,234,491

		500,202,094

AIRLINES — 1.9%
Delta Air Lines, Inc.	3,513,220	82,876,860
Southwest Airlines Co.	3,170,523	46,162,815

		129,039,675

BUILDING PRODUCTS — 0.5%
Masco Corp.	1,626,725	34,616,708

COMMERCIAL SERVICES & SUPPLIES — 3.7%
Cintas Corp. (a)	507,755	25,997,056
Iron Mountain, Inc. (a)	696,524	18,820,078
Pitney Bowes, Inc. (a)	947,463	17,234,352
Republic Services, Inc.	1,111,461	37,078,339
Stericycle, Inc. (b)	351,741	40,590,911
The ADT Corp.	818,683	33,287,651
Waste Management, Inc.	1,948,012	80,336,015

		253,344,402

CONSTRUCTION & ENGINEERING — 1.8%
Fluor Corp.	970,914	68,896,058
Jacobs Engineering Group, Inc. (b)	538,289	31,317,654
Quanta Services, Inc. (b)	875,226	24,077,467

		124,291,179

ELECTRICAL EQUIPMENT — 7.9%
AMETEK, Inc.	1,003,129	46,163,997
Eaton Corp. PLC	2,372,585	163,328,751
Emerson Electric Co.	3,098,113	200,447,911
Rockwell Automation, Inc.	734,702	78,569,032
Roper Industries, Inc.	406,131	53,962,626

		542,472,317

INDUSTRIAL CONGLOMERATES — 19.2%
3M Co.	2,726,543	325,576,500
Danaher Corp.	2,751,216	190,714,293
General Electric Co.	30,875,303	737,610,989
Tyco International, Ltd.	1,892,983	66,216,545

		1,320,118,327

MACHINERY — 18.6%
Caterpillar, Inc.	2,778,160	231,615,199
Cummins, Inc.	1,313,223	174,487,940
Deere & Co.	1,750,358	142,461,638
Dover Corp.	845,639	75,963,751
Flowserve Corp.	575,738	35,920,294
Illinois Tool Works, Inc.	1,793,397	136,782,389
Ingersoll-Rand PLC	1,108,162	71,964,040
Joy Global, Inc. (a)	435,162	22,210,669
PACCAR, Inc.	1,686,130	93,849,996
Pall Corp.	670,874	51,684,133
Parker-Hannifin Corp.	770,442	83,762,454
Pentair, Ltd.	815,407	52,952,531
Snap-on, Inc.	238,212	23,702,094
Stanley Black & Decker, Inc.	655,476	59,366,461
Xylem, Inc.	758,709	21,190,742

		1,277,914,331

PROFESSIONAL SERVICES — 1.8%
Dun & Bradstreet Corp. (a)	158,897	16,501,453
Equifax, Inc.	675,771	40,444,894
Nielsen Holdings NV	880,261	32,085,514
Robert Half International, Inc.	804,061	31,382,501

		120,414,362

ROAD & RAIL — 9.3%
CSX Corp.	5,029,203	129,451,685
Kansas City Southern	451,368	49,361,605
Norfolk Southern Corp.	1,499,604	115,994,369
Ryder System, Inc.	389,348	23,244,076
Union Pacific Corp.	2,067,250	321,126,615

		639,178,350

TRADING COMPANIES & DISTRIBUTORS — 2.1%
Fastenal Co. (a)	1,118,350	56,197,087
W.W. Grainger, Inc.	332,049	86,900,543

		143,097,630

TOTAL COMMON STOCKS —
(Cost $6,668,314,138)		6,847,555,259

SHORT TERM INVESTMENTS — 1.3%
MONEY MARKET FUNDS — 1.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	87,482,466	87,482,466
State Street Institutional Liquid Reserves Fund 0.06% (d)(e)	3,238,997	3,238,997

TOTAL SHORT TERM INVESTMENTS —
(Cost $90,721,463)		90,721,463

TOTAL INVESTMENTS — 101.1% (f)
(Cost $6,759,035,601)		6,938,276,722
OTHER ASSETS & LIABILITIES — (1.1)%		(78,167,282)

NET ASSETS — 100.0%		$6,860,109,440

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

(a)	A portion of the security was on loan at September 30, 2013.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.8%
CHEMICALS — 73.0%
Air Products & Chemicals, Inc.	1,429,509	$152,342,774
Airgas, Inc.	453,593	48,103,538
CF Industries Holdings, Inc.	391,808	82,604,881
E.I. du Pont de Nemours & Co.	6,280,730	367,799,549
Eastman Chemical Co.	1,054,095	82,114,001
Ecolab, Inc.	1,747,523	172,585,371
FMC Corp.	933,188	66,928,243
International Flavors & Fragrances, Inc.	560,646	46,141,166
LyondellBasell Industries NV (Class A)	3,046,529	223,097,319
Monsanto Co.	3,626,244	378,471,086
PPG Industries, Inc.	974,375	162,779,087
Praxair, Inc.	2,005,627	241,096,422
Sigma-Aldrich Corp. (a)	822,257	70,138,522
The Dow Chemical Co.	8,231,651	316,095,398
The Mosaic Co.	2,316,519	99,656,647
The Sherwin-Williams Co.	595,522	108,492,198

		2,618,446,202

CONSTRUCTION MATERIALS — 1.3%
Vulcan Materials Co. (a)	891,236	46,174,937

CONTAINERS & PACKAGING — 6.1%
Avery Dennison Corp.	667,315	29,041,549
Ball Corp.	995,683	44,686,253
Bemis Co., Inc. (a)	709,229	27,667,024
MeadWestvaco Corp.	1,217,911	46,743,424
Owens-Illinois, Inc. (b)	1,131,261	33,960,455
Sealed Air Corp.	1,347,531	36,639,368

		218,738,073

METALS & MINING — 15.6%
Alcoa, Inc. (a)	7,320,766	59,444,620
Allegheny Technologies, Inc. (a)	747,584	22,816,264
Cliffs Natural Resources, Inc. (a)	1,064,158	21,815,239
Freeport-McMoRan Copper & Gold, Inc.	7,059,587	233,531,138
Newmont Mining Corp. (a)	3,398,009	95,484,053
Nucor Corp. (a)	2,172,362	106,489,185
United States Steel Corp. (a)	1,004,275	20,678,022

		560,258,521

PAPER & FOREST PRODUCTS — 3.8%
International Paper Co.	3,041,309	136,250,643

TOTAL COMMON STOCKS —
(Cost $3,729,312,572)		3,579,868,376

SHORT TERM INVESTMENTS — 3.3%
MONEY MARKET FUNDS — 3.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	116,104,121	116,104,121
State Street Institutional Liquid Reserves Fund 0.06% (d)(e)	63,598	63,598

TOTAL SHORT TERM INVESTMENTS —
(Cost $116,167,719)		116,167,719

TOTAL INVESTMENTS — 103.1% (f)
(Cost $3,845,480,291)		3,696,036,095
OTHER ASSETS & LIABILITIES — (3.1)%		(110,334,595)

NET ASSETS — 100.0%		$3,585,701,500

(a)	A portion of the security was on loan at September 30, 2013.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.7%
COMMUNICATIONS EQUIPMENT — 9.3%
Cisco Systems, Inc.	20,471,098	$479,433,115
F5 Networks, Inc. (a)(b)	298,584	25,606,564
Harris Corp.	454,102	26,928,249
JDS Uniphase Corp. (a)(b)	1,159,914	17,062,335
Juniper Networks, Inc. (a)	1,985,698	39,435,962
Motorola Solutions, Inc.	925,409	54,950,786
QUALCOMM, Inc.	6,589,446	443,865,083

		1,087,282,094

COMPUTERS & PERIPHERALS — 19.5%
Apple, Inc.	3,469,076	1,653,881,983
Dell, Inc.	5,699,759	78,485,681
EMC Corp.	8,051,199	205,788,647
Hewlett-Packard Co.	6,085,664	127,677,231
NetApp, Inc. (b)	1,359,252	57,931,320
SanDisk Corp.	1,008,331	60,005,778
Seagate Technology PLC (b)	1,185,367	51,847,953
Western Digital Corp. (b)	852,936	54,076,142

		2,289,694,735

DIVERSIFIED TELECOMMUNICATION SERVICES — 11.2%
AT&T, Inc. (b)	20,278,749	685,827,291
CenturyLink, Inc. (b)	2,399,597	75,299,354
Frontier Communications Corp. (b)	4,538,457	18,925,365
Verizon Communications, Inc.	10,984,777	512,549,695
Windstream Holdings, Inc. (b)	2,493,929	19,951,432

		1,312,553,137

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Amphenol Corp. (Class A)	650,877	50,364,862
Corning, Inc.	5,685,999	82,958,726
FLIR Systems, Inc.	595,556	18,700,458
Jabil Circuit, Inc.	842,355	18,262,256
Molex, Inc. (b)	611,815	23,567,114
TE Connectivity, Ltd.	1,581,542	81,892,245

		275,745,661

INTERNET SOFTWARE & SERVICES — 11.8%
Akamai Technologies, Inc. (a)(b)	771,152	39,868,558
eBay, Inc. (a)	4,524,959	252,447,463
Google, Inc. (Class A) (a)	1,067,973	935,448,230
VeriSign, Inc. (a)(b)	568,775	28,944,960
Yahoo!, Inc. (a)	3,703,318	122,802,025

		1,379,511,236

IT SERVICES — 17.8%
Accenture PLC (Class A)	2,462,169	181,314,125
Automatic Data Processing, Inc.	1,887,588	136,623,620
Cognizant Technology Solutions Corp. (Class A) (a)	1,194,873	98,122,971
Computer Sciences Corp.	602,016	31,148,308
Fidelity National Information Services, Inc.	1,217,485	56,540,003
Fiserv, Inc. (a)	527,014	53,254,765
International Business Machines Corp.	3,931,646	728,062,206
MasterCard, Inc. (Class A)	405,240	272,637,367
Paychex, Inc. (b)	1,303,086	52,957,415
Teradata Corp. (a)(b)	682,003	37,810,246
The Western Union Co. (b)	2,187,359	40,816,119
Total System Services, Inc. (b)	727,504	21,403,168
Visa, Inc. (Class A) (b)	1,970,803	376,620,453

		2,087,310,766

OFFICE ELECTRONICS — 0.4%
Xerox Corp. (b)	4,730,359	48,675,394

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 9.7%
Altera Corp.	1,308,898	48,638,650
Analog Devices, Inc.	1,253,313	58,968,377
Applied Materials, Inc. (b)	4,710,417	82,620,714
Broadcom Corp. (Class A)	2,175,244	56,578,096
First Solar, Inc. (a)(b)	264,716	10,644,230
Intel Corp.	16,220,732	371,779,178
KLA-Tencor Corp.	678,157	41,265,854
Lam Research Corp. (a)	616,895	31,578,855
Linear Technology Corp.	952,179	37,763,419
LSI Corp.	2,360,501	18,459,118
Microchip Technology, Inc. (b)	817,791	32,948,799
Micron Technology, Inc. (a)	4,221,205	73,744,451
NVIDIA Corp. (b)	2,320,608	36,108,661
Teradyne, Inc. (a)(b)	926,309	15,302,625
Texas Instruments, Inc.	4,268,872	171,907,475
Xilinx, Inc. (b)	1,088,940	51,027,728

		1,139,336,230

SOFTWARE — 16.9%
Adobe Systems, Inc. (a)	1,831,457	95,125,876
Autodesk, Inc. (a)	923,260	38,010,614
CA, Inc.	1,323,913	39,280,499
Citrix Systems, Inc. (a)	762,262	53,823,320
Electronic Arts, Inc. (a)	1,257,432	32,127,388
Intuit, Inc.	1,190,963	78,972,756
Microsoft Corp.	28,942,016	964,058,553
Oracle Corp.	13,691,470	454,146,060
Red Hat, Inc. (a)	783,907	36,169,469
Salesforce.com, Inc. (a)(b)	2,247,747	116,680,547
Symantec Corp.	2,762,181	68,363,980

		1,976,759,062

WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Crown Castle International Corp. (a)	1,116,204	81,516,378

TOTAL COMMON STOCKS —
(Cost $11,285,888,392)		11,678,384,693

SHORT TERM INVESTMENTS — 2.4%
MONEY MARKET FUNDS — 2.4%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	248,696,328	248,696,328

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.06% (d)(e)	34,734,738	$34,734,738

TOTAL SHORT TERM INVESTMENTS —
(Cost $283,431,066)		283,431,066

TOTAL INVESTMENTS — 102.1% (f)
(Cost $11,569,319,458)		11,961,815,759
OTHER ASSETS & LIABILITIES — (2.1)%		(247,507,123)

NET ASSETS — 100.0%		$11,714,308,636

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2013.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Security Description	Shares	Value

COMMON STOCKS — 99.7%
ELECTRIC UTILITIES — 54.8%
American Electric Power Co., Inc. (a)	5,364,252	$232,540,324
Duke Energy Corp.	7,142,847	476,999,323
Edison International	3,589,852	165,348,583
Entergy Corp.	1,955,707	123,581,125
Exelon Corp.	9,396,371	278,508,437
FirstEnergy Corp. (a)	4,587,638	167,219,405
NextEra Energy, Inc.	4,658,333	373,411,973
Northeast Utilities (a)	3,452,749	142,425,896
Pepco Holdings, Inc. (a)	2,781,944	51,354,686
Pinnacle West Capital Corp.	1,234,758	67,590,653
PPL Corp.	6,955,601	211,311,159
Southern Co.	9,587,182	394,800,155
Xcel Energy, Inc. (a)	5,505,389	152,003,790

		2,837,095,509

GAS UTILITIES — 3.5%
AGL Resources, Inc. (a)	1,301,348	59,901,048
Oneok, Inc.	2,261,971	120,608,294

		180,509,342

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.6%
NRG Energy, Inc.	3,542,451	96,815,186
The AES Corp.	6,790,952	90,251,752

		187,066,938

MULTI-UTILITIES — 37.8%
Ameren Corp.	2,683,985	93,510,037
CenterPoint Energy, Inc.	4,768,731	114,306,482
CMS Energy Corp.	2,980,624	78,450,024
Consolidated Edison, Inc.	3,234,907	178,372,772
Dominion Resources, Inc.	6,351,890	396,866,087
DTE Energy Co.	1,939,816	127,989,060
Integrys Energy Group, Inc. (a)	889,495	49,713,876
NiSource, Inc.	3,482,857	107,585,453
PG&E Corp.	4,916,542	201,184,899
Public Service Enterprise Group, Inc. (a)	5,549,050	182,730,216
SCANA Corp. (a)	1,535,702	70,703,720
Sempra Energy (a)	2,506,672	214,571,123
TECO Energy, Inc. (a)	2,285,693	37,805,362
Wisconsin Energy Corp. (a)	2,497,187	100,836,411

		1,954,625,522

TOTAL COMMON STOCKS —
(Cost $5,666,729,628)		5,159,297,311

SHORT TERM INVESTMENTS — 1.8%
MONEY MARKET FUNDS — 1.8%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	87,402,649	87,402,649
State Street Institutional Liquid Reserves Fund 0.06% (c)(d)	4,759,482	4,759,482

TOTAL SHORT TERM INVESTMENTS —
(Cost $92,162,131)		92,162,131

TOTAL INVESTMENTS — 101.5% (e)
(Cost $5,758,891,759)		5,251,459,442
OTHER ASSETS & LIABILITIES — (1.5)%		(76,314,167)

NET ASSETS — 100.0%		$5,175,145,275

(a)	A portion of the security was on loan at September 30, 2013.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$6,727,318,856	$5,225,044,718	$7,951,351,561	$14,387,287,387	$7,473,095,186	$6,847,555,259	$3,579,868,376	$11,678,384,693	$5,159,297,311
Investments in affiliated issuers, at value (Note 2 and Note 3)	111,915,313	95,780,771	73,189,026	280,563,237	49,700,244	90,721,463	116,167,719	283,431,066	92,162,131

Total investments	6,839,234,169	5,320,825,489	8,024,540,587	14,667,850,624	7,522,795,430	6,938,276,722	3,696,036,095	11,961,815,759	5,251,459,442
Cash	59,076	—	5,850	—	—	—	97,764	—	1,265,500
Receivable for investments sold	—	—	—	—	23,192,846	—	—	—	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	7,684	—	4,435	—	—	—	—	—	—
Dividends receivable — unaffiliated issuers (Note 2)	6,730,994	15,825,430	4,298,402	11,520,762	8,031,957	10,922,792	6,644,360	4,896,848	11,440,394
Dividends and securities lending income receivable — affiliated issuers (Note 2)	1,166	1,149	2,228	716,495	1,299	866	844	2,934	1,208
Prepaid expenses	20,917	21,154	23,483	54,086	23,113	17,194	9,026	30,488	14,116

TOTAL ASSETS	6,846,054,006	5,336,673,222	8,028,874,985	14,680,141,967	7,554,044,645	6,949,217,574	3,702,788,089	11,966,746,029	5,264,180,660

LIABILITIES
Payable upon return of securities loaned	105,808,095	93,554,462	59,083,134	80,932,869	49,603,849	87,482,466	116,104,121	248,696,328	87,402,649
Payable for investments purchased	3,658,207	—	—	—	22,313,645	—	—	—	—
Payable for income related to Select Sector SPDR shares in-kind transactions	—	17,327	—	216,203	7,799	330	53,334	5,103	56,260
Accrued distribution fees (Note 3)	225,018	316,199	770,037	1,302,947	585,409	423,380	314,918	1,283,279	365,206
Accrued advisory fees (Note 3)	219,254	180,577	273,805	518,181	251,618	216,402	112,866	394,323	179,646
Accrued administration, custodian and transfer agent fees (Note 3)	102,779	86,730	122,457	244,492	120,653	103,725	54,061	189,077	84,225
Accrued trustees’ fees (Note 3)	3,379	4,369	5,288	8,281	4,571	3,265	1,913	6,933	4,001
Accrued expenses and other liabilities	1,108,927	1,183,753	1,038,333	2,384,482	1,347,328	878,566	445,376	1,862,350	943,398

TOTAL LIABILITIES	111,125,659	95,343,417	61,293,054	85,607,455	74,234,872	89,108,134	117,086,589	252,437,393	89,035,385

NET ASSETS	$6,734,928,347	$5,241,329,805	$7,967,581,931	$14,594,534,512	$7,479,809,773	$6,860,109,440	$3,585,701,500	$11,714,308,636	$5,175,145,275

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$6,519,445,871	$5,534,069,075	$9,999,217,874	$14,904,512,209	$7,178,793,413	$6,951,584,128	$4,362,112,288	$12,186,475,272	$6,048,444,230
Undistributed (distributions in excess of) net investment income	—	2,979,487	—	—	2,251,655	—	735,206	—	5,904,897
Accumulated net realized gain (loss) on investments	(222,466,029)	(118,248,128)	(1,437,718,868)	(771,582,552)	(192,117,157)	(270,715,809)	(627,701,798)	(864,662,937)	(371,771,535)
Net unrealized appreciation (depreciation) on investments	437,948,505	(177,470,629)	(593,917,075)	461,604,855	490,881,862	179,241,121	(149,444,196)	392,496,301	(507,432,317)

NET ASSETS	$6,734,928,347	$5,241,329,805	$7,967,581,931	$14,594,534,512	$7,479,809,773	$6,860,109,440	$3,585,701,500	$11,714,308,636	$5,175,145,275

NET ASSET VALUE:
Net asset value per Select Sector SPDR share	$60.59	$39.81	$82.89	$19.91	$50.59	$46.39	$42.00	$32.04	$37.36

Shares outstanding (unlimited amount authorized, $0.01 par value)	111,153,252	131,671,809	96,124,200	733,195,427	147,865,324	147,876,000	85,373,725	365,605,897	138,524,160

COST OF INVESTMENTS:
Unaffiliated issuers	$6,289,370,351	$5,402,515,347	$8,545,268,636	$13,941,193,916	$6,982,213,324	$6,668,314,138	$3,729,312,572	$11,285,888,392	$5,666,729,628
Affiliated issuers (Note 3)	111,915,313	95,780,771	73,189,026	265,051,853	49,700,244	90,721,463	116,167,719	283,431,066	92,162,131

Total cost of investments	$6,401,285,664	$5,498,296,118	$8,618,457,662	$14,206,245,769	$7,031,913,568	$6,759,035,601	$3,845,480,291	$11,569,319,458	$5,758,891,759

* Includes investments of securities on loan, at value	$102,825,073	$90,836,757	$57,009,756	$78,960,859	$48,587,059	$85,288,572	$113,189,102	$241,213,040	$85,049,625

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2013

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$82,833,685	$192,633,378	$158,258,978	$212,315,023	$131,792,218	$110,281,160	$73,730,184	$214,230,415	$235,058,920
Dividend income — affiliated issuers (Note 2)	11,282	24,227	17,763	2,583,620	17,031	10,472	9,250	40,230	19,851
Affiliated securities lending income — net (Note 3 and Note 7)	449,124	272,925	148,481	177,439	103,606	250,421	828,882	644,568	148,027
Less: Foreign taxes withheld	—	—	—	—	—	(23,580)	(1,228,349)	—	—

TOTAL INVESTMENT INCOME	83,294,091	192,930,530	158,425,222	215,076,082	131,912,855	110,518,473	73,339,967	214,915,213	235,226,798

EXPENSES
License fees (Note 3)	2,548,924	3,295,913	3,991,602	6,246,925	3,451,033	2,465,774	1,444,886	5,239,510	3,022,689
Distribution fees (Note 3)	2,426,588	3,131,553	3,793,193	5,949,057	3,282,216	2,347,720	1,374,482	4,980,004	2,870,449
Advisory fees (Note 3)	1,888,563	2,440,870	2,959,456	4,629,842	2,559,239	1,829,598	1,072,727	3,883,002	2,240,227
Unitary fees (Administrator, custodian and transfer agent fees) (Note 3)	866,009	1,118,927	1,356,180	2,122,159	1,175,991	839,804	495,684	1,775,026	1,026,717
Printing and postage expenses	214,635	309,870	382,976	508,451	302,046	216,466	157,028	422,195	300,947
Professional fees	33,937	53,244	64,933	84,286	51,686	35,517	22,971	80,743	50,732
SEC registration expenses	76,135	71,990	88,170	183,228	90,571	65,439	38,126	138,108	50,550
Trustees’ fees (Note 3)	39,567	67,360	89,038	105,264	62,818	43,508	28,731	100,092	66,188
Insurance expense	18,692	33,054	38,971	34,912	26,977	18,133	11,702	52,451	39,223
Miscellaneous expenses	23,384	36,600	28,525	67,044	43,788	42,622	24,506	55,033	51,594

TOTAL EXPENSES	8,136,434	10,559,381	12,793,044	19,931,168	11,046,365	7,904,581	4,670,843	16,726,164	9,719,316

NET INVESTMENT INCOME	75,157,657	182,371,149	145,632,178	195,144,914	120,866,490	102,613,892	68,669,124	198,189,049	225,507,482

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	696,760,585	1,016,361,743	650,807,882	1,360,164,131	1,062,725,835	447,442,567	238,025,041	670,990,453	405,015,703
Investment transactions — affiliated issuers (Note 3)	—	—	—	29,628,012	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	505,900,921	(420,300,244)	210,303,765	1,098,072,481	433,165,573	610,051,414	91,228,562	(346,798,403)	(294,000,095)
Investment transactions — affiliated issuers (Note 3)	—	—	—	23,378,589	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,202,661,506	596,061,499	861,111,647	2,511,243,213	1,495,891,408	1,057,493,981	329,253,603	324,192,050	111,015,608

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,277,819,163	$778,432,648	$1,006,743,825	$2,706,388,127	$1,616,757,898	$1,160,107,873	$397,922,727	$522,381,099	$336,523,090

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Consumer Discretionary		The Consumer Staples		The Energy		The Financial		The Health Care
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$75,157,657	$44,859,635	$182,371,149	$157,421,632	$145,632,178	$125,234,924	$195,144,914	$102,292,536	$120,866,490	$90,695,899
Net realized gain (loss) on investment transactions	696,760,585	383,613,446	1,016,361,743	458,669,492	650,807,882	49,041,377	1,389,792,143	262,134,331	1,062,725,835	168,495,492
Net change in unrealized appreciation (depreciation) on investments	505,900,921	326,721,148	(420,300,244)	577,718,206	210,303,765	1,505,373,482	1,121,451,070	1,195,516,392	433,165,573	743,222,634

Net increase (decrease) in net assets resulting from operations	1,277,819,163	755,194,229	778,432,648	1,193,809,330	1,006,743,825	1,679,649,783	2,706,388,127	1,559,943,259	1,616,757,898	1,002,414,025

Net equalization credits and charges	5,446,956	2,885,265	(6,817,352)	4,453,368	2,100,261	1,694,841	8,209,008	5,408,745	806,102	(2,229,491)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(78,323,455)	(47,972,876)	(175,429,868)	(165,074,805)	(147,604,142)	(127,309,685)	(213,577,588)	(118,336,836)	(121,220,134)	(88,090,600)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sales of shares	9,735,370,610	8,198,357,752	11,358,156,981	6,832,947,372	18,634,296,819	24,325,132,194	21,106,795,641	23,808,462,234	9,648,466,574	7,557,357,104
Cost of shares redeemed	(7,543,096,756)	(7,341,659,670)	(12,751,785,509)	(6,961,334,956)	(19,107,921,390)	(24,572,245,154)	(16,926,500,813)	(21,632,885,907)	(8,724,822,334)	(7,520,830,016)
Net income equalization (Note 2)	(5,446,956)	(2,885,265)	6,817,352	(4,453,368)	(2,100,261)	(1,694,841)	(8,209,008)	(5,408,745)	(806,102)	2,229,491

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	2,186,826,898	853,812,817	(1,386,811,176)	(132,840,952)	(475,724,832)	(248,807,801)	4,172,085,820	2,170,167,582	922,838,138	38,756,579

Net increase (decrease) in net assets during year	3,391,769,562	1,563,919,435	(790,625,748)	900,346,941	385,515,112	1,305,227,138	6,673,105,367	3,617,182,750	2,419,182,004	950,850,513
Net assets at beginning of year	3,343,158,785	1,779,239,350	6,031,955,553	5,131,608,612	7,582,066,819	6,276,839,681	7,921,429,145	4,304,246,395	5,060,627,769	4,109,777,256

NET ASSETS END OF YEAR (1)	$6,734,928,347	$3,343,158,785	$5,241,329,805	$6,031,955,553	$7,967,581,931	$7,582,066,819	$14,594,534,512	$7,921,429,145	$7,479,809,773	$5,060,627,769

SELECT SECTOR SPDR SHARES:
Shares sold	183,250,000	192,700,000	288,450,000	205,700,000	239,100,000	352,700,000	1,157,900,000	1,685,450,000	209,850,000	210,850,000
Shares redeemed	(143,550,000)	(172,250,000)	(325,150,000)	(210,450,000)	(246,200,000)	(356,700,000)	(932,800,000)	(1,541,800,000)	(188,100,000)	(214,200,000)

Net increase (decrease)	39,700,000	20,450,000	(36,700,000)	(4,750,000)	(7,100,000)	(4,000,000)	225,100,000	143,650,000	21,750,000	(3,350,000)

(1) Including undistributed (distribution in excess of) net investment income	$—	$(3,113,241)	$2,979,487	$(3,961,794)	$—	$(2,074,761)	$—	$(9,776,843)	$2,251,655	$2,605,299

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Industrial		The Materials		The Technology		The Utilities
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$102,613,892	$72,830,507	$68,669,124	$41,651,141	$198,189,049	$135,097,816	$225,507,482	$265,298,527
Net realized gain (loss) on investment transactions	447,442,567	115,356,035	238,025,041	79,782,769	670,990,453	535,979,358	405,015,703	471,152,904
Net change in unrealized appreciation (depreciation) on investments	610,051,414	518,464,947	91,228,562	314,419,079	(346,798,403)	1,663,647,529	(294,000,095)	36,062,563

Net increase (decrease) in net assets resulting from operations	1,160,107,873	706,651,489	397,922,727	435,852,989	522,381,099	2,334,724,703	336,523,090	772,513,994

Net equalization credits and charges	5,590,856	(1,337,493)	1,253,861	1,756,039	(572,074)	7,353,832	(5,621,192)	(3,927,113)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(107,035,439)	(71,350,427)	(69,850,113)	(43,196,352)	(197,419,428)	(145,527,018)	(220,569,221)	(264,331,891)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sales of shares	13,308,361,011	16,129,536,490	7,644,084,838	8,679,055,441	6,184,667,708	6,628,595,013	9,397,358,471	6,092,066,284
Cost of shares redeemed	(10,697,535,558)	(15,929,711,720)	(6,746,180,264)	(8,355,173,918)	(5,475,266,023)	(4,701,770,685)	(10,396,992,288)	(7,183,045,935)
Net income equalization (Note 2)	(5,590,856)	1,337,493	(1,253,861)	(1,756,039)	572,074	(7,353,832)	5,621,192	3,927,113

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	2,605,234,597	201,162,263	896,650,713	322,125,484	709,973,759	1,919,470,496	(994,012,625)	(1,087,052,538)

Net increase (decrease) in net assets during year	3,663,897,887	835,125,832	1,225,977,188	716,538,160	1,034,363,356	4,116,022,013	(883,679,948)	(582,797,548)
Net assets at beginning of year	3,196,211,553	2,361,085,721	2,359,724,312	1,643,186,152	10,679,945,280	6,563,923,267	6,058,825,223	6,641,622,771

NET ASSETS END OF YEAR (1)	$6,860,109,440	$3,196,211,553	$3,585,701,500	$2,359,724,312	$11,714,308,636	$10,679,945,280	$5,175,145,275	$6,058,825,223

SELECT SECTOR SPDR SHARES:
Shares sold	320,600,000	458,450,000	196,600,000	246,050,000	202,300,000	237,700,000	250,800,000	171,050,000
Shares redeemed	(260,200,000)	(451,750,000)	(175,350,000)	(237,900,000)	(183,100,000)	(169,600,000)	(278,750,000)	(202,150,000)

Net increase (decrease)	60,400,000	6,700,000	21,250,000	8,150,000	19,200,000	68,100,000	(27,950,000)	(31,100,000)

(1) Including undistributed (distribution in excess of) net investment income	$—	$2,043,787	$735,206	$1,916,195	$—	$(7,648,397)	$5,904,897	$966,636

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Discretionary Select Sector SPDR Fund
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	9/30/13	9/30/12	9/30/11		9/30/10	9/30/09

Net asset value, beginning of period	$46.79	$34.88	$33.44		$27.48	$28.05

Income (loss) from investment operations:
Net investment income (1)	0.83	0.66	0.58	(2)	0.44	0.45
Net realized and unrealized gain (loss) (3)	13.73	11.88	1.49		6.05	(0.51)

Total from investment operations	14.56	12.54	2.07		6.49	(0.06)

Net equalization credits and charges (1)	0.06	0.04	(0.02)		(0.10)	(0.06)

Distributions to shareholders from:
Net investment income	(0.82)	(0.67)	(0.61)		(0.43)	(0.45)

Net asset value, end of period	$60.59	$46.79	$34.88		$33.44	$27.48

Total return (4)	31.50%	36.25%	6.00	%(2)	23.39%	(0.04)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,734,928	$3,343,159	$1,779,239		$1,720,447	$1,268,295
Ratio of expenses to average net assets	0.17%	0.18%	0.19%		0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%		0.20%	0.22%
Ratio of net investment income (loss) to average net assets	1.55%	1.55%	1.52	%(2)	1.42%	1.99%
Portfolio turnover rate (5)	7.91%	4.80%	6.76%		8.29%	4.21%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.05 per share and 0.14% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been 5.81%.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Staples Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$35.83	$29.64	$27.88	$25.49	$27.42

Income (loss) from investment operations:
Net investment income (1)	1.12	0.94	0.88	0.80	0.71
Net realized and unrealized gain (loss) (2)	4.00	6.17	1.69	2.39	(1.91)

Total from investment operations	5.12	7.11	2.57	3.19	(1.20)

Net equalization credits and charges (1)	(0.04)	0.03	0.05	(0.04)	(0.05)

Distributions to shareholders from:
Net investment income	(1.10)	(0.95)	(0.86)	(0.76)	(0.68)

Net asset value, end of period	$39.81	$35.83	$29.64	$27.88	$25.49

Total return (3)	14.35%	24.28%	9.38%	12.50%	(4.37)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$5,241,330	$6,031,956	$5,131,609	$3,254,544	$1,885,361
Ratio of expenses to average net assets	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of net investment income (loss) to average net assets	2.91%	2.82%	2.91%	2.95%	3.05%
Portfolio turnover rate (4)	4.70%	12.41%	3.64%	5.07%	14.41%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Energy Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$73.45	$58.54	$56.05	$53.96	$63.87

Income (loss) from investment operations:
Net investment income (1)	1.49	1.19	1.01	1.01	0.96
Net realized and unrealized gain (loss) (2)	9.43	14.91	2.55	2.15	(9.85)

Total from investment operations	10.92	16.10	3.56	3.16	(8.89)

Net equalization credits and charges (1)	0.02	0.02	0.01	(0.06)	(0.05)

Distributions to shareholders from:
Net investment income	(1.50)	(1.21)	(1.08)	(1.01)	(0.97)

Net asset value, end of period	$82.89	$73.45	$58.54	$56.05	$53.96

Total return (3)	15.02%	27.68%	6.07%	5.80%	(13.81)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$7,967,582	$7,582,067	$6,276,840	$6,677,088	$5,218,998
Ratio of expenses to average net assets	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of net investment income (loss) to average net assets	1.92%	1.71%	1.43%	1.80%	1.98%
Portfolio turnover rate (4)	2.68%	5.47%	3.48%	7.68%	24.39%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Financial Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$15.59	$11.81	$14.35	$14.94	$20.09

Income (loss) from investment operations:
Net investment income (1)	0.30	0.24	0.19	0.15	0.35
Net realized and unrealized gain (loss) (2)	4.33	3.79	(2.52)	(0.58)	(5.12)

Total from investment operations	4.63	4.03	(2.33)	(0.43)	(4.77)

Net equalization credits and charges (1)	0.01	0.01	(0.01)	(0.01)	0.00 (3)

Distributions to shareholders from:
Net investment income	(0.32)	(0.26)	(0.20)	(0.15)	(0.38)

Net asset value, end of period	$19.91	$15.59	$11.81	$14.35	$14.94

Total return (4)	29.94%	34.44%	(16.57)%	(2.95)%	(23.21)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$14,594,535	$7,921,429	$4,304,246	$5,378,774	$7,494,113
Ratio of expenses to average net assets	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of net investment income (loss) to average net assets	1.64%	1.65%	1.25%	1.01%	2.95%
Portfolio turnover rate (5)	3.77%	7.69%	7.07%	15.57%	16.74%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Health Care Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$40.13	$31.74	$30.49	$28.72	$30.43

Income (loss) from investment operations:
Net investment income (1)	0.84	0.78	0.66	0.59	0.58
Net realized and unrealized gain (loss) (2)	10.45	8.40	1.28	1.78	(1.69)

Total from investment operations	11.29	9.18	1.94	2.37	(1.11)

Net equalization credits and charges (1)	0.01	(0.02)	(0.03)	(0.02)	(0.04)

Distributions to shareholders from:
Net investment income	(0.84)	(0.77)	(0.66)	(0.58)	(0.56)

Net asset value, end of period	$50.59	$40.13	$31.74	$30.49	$28.72

Total return (3)	28.39%	29.04%	6.19%	8.21%	(3.58)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$7,479,810	$5,060,628	$4,109,777	$2,697,670	$1,979,592
Ratio of expenses to average net assets	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of net investment income (loss) to average net assets	1.84%	2.15%	1.98%	1.96%	2.22%
Portfolio turnover rate (4)	5.43%	4.70%	6.99%	4.38%	5.61%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Industrial Select Sector SPDR Fund
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	9/30/13	9/30/12	9/30/11		9/30/10	9/30/09

Net asset value, beginning of period	$36.54	$29.23	$31.28		$26.39	$30.66

Income (loss) from investment operations:
Net investment income (1)	0.91	0.80	0.69		0.60	0.67
Net realized and unrealized gain (loss) (2)	9.79	7.32	(2.05)		4.93	(4.25)

Total from investment operations	10.70	8.12	(1.36)		5.53	(3.58)

Net equalization credits and charges (1)	0.05	(0.01)	(0.00	)(3)	(0.05)	(0.01)

Distributions to shareholders from:
Net investment income	(0.90)	(0.80)	(0.69)		(0.59)	(0.68)

Net asset value, end of period	$46.39	$36.54	$29.23		$31.28	$26.39

Total return (4)	29.70%	27.84%	(4.67)%		20.94%	(11.25)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,860,109	$3,196,212	$2,361,086		$2,919,438	$2,010,293
Ratio of expenses to average net assets	0.17%	0.18%	0.19%		0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%		0.20%	0.22%
Ratio of net investment income (loss) to average net assets	2.19%	2.26%	1.96%		2.04%	2.96%
Portfolio turnover rate (5)	6.23%	7.63%	4.01%		8.82%	9.51%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Materials Select Sector SPDR Fund
	Year	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	9/30/13	9/30/12	9/30/11		9/30/10		9/30/09

Net asset value, beginning of period	$36.80	$29.36	$32.79		$30.96		$33.10

Income (loss) from investment operations:
Net investment income (1)	0.98	0.75	0.76	(2)	1.08	(3)	0.64
Net realized and unrealized gain (loss) (4)	5.21	7.41	(3.30)		1.93		(2.05)

Total from investment operations	6.19	8.16	(2.54)		3.01		(1.41)

Net equalization credits and charges (1)	0.02	0.03	(0.07)		(0.13)		(0.05)

Distributions to shareholders from:
Net investment income	(1.01)	(0.75)	(0.82)		(1.05)		(0.68)

Net asset value, end of period	$42.00	$36.80	$29.36		$32.79		$30.96

Total return (5)	17.09%	28.06%	(8.45)%		9.39%		(3.85)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$3,585,702	$2,359,724	$1,643,186		$2,095,986		$1,725,054
Ratio of expenses to average net assets	0.17%	0.18%	0.19%		0.20%		0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%		0.21%		0.22%
Ratio of net investment income (loss) to average net assets	2.50%	2.11%	2.02	%(2)	3.35	%(3)	2.54%
Portfolio turnover rate (6)	6.07%	11.58%	13.86%		13.98%		35.67%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.09 per share and 0.23% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (8.77)%.
(3)	Net investment income per share and the ratio of net investment income to average net assets reflect a special one time dividend from a portfolio holding (Weyerhauser Co.). The resulting increase to net investment income amounted to $0.52 per share and 1.61% of average net assets. If the special dividend was not received during the year ended September 30, 2010, the total return would have been 7.87%.
(4)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(6)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Technology Select Sector SPDR Fund
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	9/30/13		9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$30.83		$23.59	$23.02	$20.84	$19.83

Income (loss) from investment operations:
Net investment income (1)	0.61		0.43	0.36	0.32	0.30
Net realized and unrealized gain (loss) (2)	1.20		7.23	0.57	2.18	1.01

Total from investment operations	1.81		7.66	0.93	2.50	1.31

Net equalization credits and charges (1)	(0.00	)(3)	0.02	0.01	(0.01)	0.02

Distributions to shareholders from:
Net investment income	(0.60)		(0.44)	(0.37)	(0.31)	(0.32)

Net asset value, end of period	$32.04		$30.83	$23.59	$23.02	$20.84

Total return (4)	5.99%		32.76%	3.97%	11.97%	7.01%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$11,714,309		$10,679,945	$6,563,923	$4,362,802	$3,854,165
Ratio of expenses to average net assets	0.17%		0.18%	0.19%	0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%		0.18%	0.19%	0.20%	0.22%
Ratio of net investment income (loss) to average net assets	1.99%		1.53%	1.41%	1.43%	1.75%
Portfolio turnover rate (5)	3.93%		5.28%	4.95%	4.77%	7.38%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Utilities Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$36.39	$33.62	$31.38	$29.31	$33.11

Income (loss) from investment operations:
Net investment income (1)	1.47	1.42	1.35	1.28	1.25
Net realized and unrealized gain (loss) (2)	1.01	2.80	2.15	2.05	(3.80)

Total from investment operations	2.48	4.22	3.50	3.33	(2.55)

Net equalization credits and charges (1)	(0.04)	(0.02)	0.09	0.01	0.01

Distributions to shareholders from:
Net investment income	(1.47)	(1.43)	(1.35)	(1.27)	(1.26)

Net asset value, end of period	$37.36	$36.39	$33.62	$31.38	$29.31

Total return (3)	6.78%	12.64%	11.63%	11.64%	(7.43)%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$5,175,145	$6,058,825	$6,641,623	$4,116,774	$2,462,725
Ratio of expenses to average net assets	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of expenses to average net assets before waivers	0.17%	0.18%	0.19%	0.20%	0.22%
Ratio of net investment income (loss) to average net assets	3.93%	3.99%	4.17%	4.25%	4.49%
Portfolio turnover rate (4)	3.53%	4.23%	3.20%	10.84%	9.63%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2013

1.	Organization

The Select Sector SPDR Trust (the “Trust”) was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries that are represented by a specified market sector index (each a “Select Sector Index”). Each of the nine Select Sector Indices represents a basket of equity securities of public companies that are components of the S&P 500. The Trust is comprised of the following series: The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund and The Utilities Select Sector SPDR Fund (each a “Fund” or “Select Sector SPDR Fund” and collectively the “Funds” or “Select Sector SPDR Funds”). Each Fund operates as a non-diversified Fund. The investment objective of each Fund is to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of a specific Select Sector Index.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Each Fund’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the relevant Select Sector Index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the relevant Select Sector Index. Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States Dollars.

Security Valuation

The value of each Fund’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets value is computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s respective Select Sector Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s respective Select Sector Index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds’ investments by industry. The Funds did not hold any investments valued using Level 2 or Level 3 inputs as of September 30, 2013 and did not have any transfers between levels for the year ended September 30, 2013.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

Distributions

Each Fund declares and distributes dividends from net investment income to its shareholders quarterly. Each Fund declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Select Sector SPDR shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Select Sector SPDR shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Investment Transactions

Investment transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

Federal Income Tax

Each Fund has qualified and intends to continue to qualify for and elect treatment as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for in-kind transactions, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales. Net investment income per share calculations in the Financial Highlights for all years presented exclude these differences.

Accounting Standards Codification 740, Income Taxes (“ASC 740”) established financial accounting and disclosure requirements for recognition and measurement of tax positions taken, and whether those tax positions are more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. The Funds have not recognized any liabilities for unrecognized tax benefits, related to the current year or prior years impacting the NAVs of the Funds. The Funds may be subject to potential examinations by certain taxing authorities for all open tax years (the current and prior years, as applicable). Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Funds’ investments may change over time based on factors including, but not limited to new tax laws, regulations, and interpretations thereof.

For the year ended September 30, 2013, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (See Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

The Consumer Discretionary Select Sector SPDR Fund	$730,823,126
The Consumer Staples Select Sector SPDR Fund	1,015,762,375
The Energy Select Sector SPDR Fund	717,143,332
The Financial Select Sector SPDR Fund	1,401,582,857
The Health Care Select Sector SPDR Fund	1,095,776,778
The Industrial Select Sector SPDR Fund	154,501,305
The Materials Select Sector SPDR Fund	261,519,088
The Technology Select Sector SPDR Fund	760,635,431
The Utilities Select Sector SPDR Fund	452,591,362

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

At September 30, 2013, the Funds had the following capital loss carryforwards, which may be utilized to offset any net realized capital gains, expiring September 30:

							Non-Expiring —	Non-Expiring —
	2014	2015	2016	2017	2018	2019	Short Term	Long Term

The Consumer Discretionary Select Sector SPDR Fund	$9,450,752	$7,544,551	$4,343,910	$17,652,701	$44,152,294	$41,068,081	$26,728,800	$70,315,340
The Consumer Staples Select Sector SPDR Fund	23,679,427	175,734	2,872,408	—	3,835,906	7,952,209	3,415,369	74,255,458
The Energy Select Sector SPDR Fund	50,406	94,186,580	16,887,031	46,397,013	932,038,288	120,300,080	5,684,448	221,674,007
The Financial Select Sector SPDR Fund	9,961,554	10,349,660	41,633,377	423,127,850	90,041,088	5,257,095	77,820,855	110,870,746
The Health Care Select Sector SPDR Fund	7,166,786	3,362,549	1,330,406	21,726,896	29,635,140	22,933,364	12,331,845	92,726,074
The Industrial Select Sector SPDR Fund	4,968,985	7,287,655	5,756,566	15,013,076	80,582,108	27,687,839	20,547,908	108,134,753
The Materials Select Sector SPDR Fund	3,631,452	400,900	2,396,678	34,304,196	254,329,658	159,773,879	87,656,351	84,332,484
The Technology Select Sector SPDR Fund	52,407,581	149,073,403	64,942,837	121,713,434	135,090,209	61,133,352	8,383,052	261,505,024
The Utilities Select Sector SPDR Fund	2,962,529	4,942,581	—	23,780,627	83,031,840	104,752,494	10,923,602	139,072,746

During the tax year ended September 30, 2013, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

The Consumer Discretionary Select Sector SPDR Fund	$—	$997,052
The Consumer Staples Select Sector SPDR Fund	1,074,617	799,804
The Energy Select Sector SPDR Fund	—	821,860
The Financial Select Sector SPDR Fund	—	4,176,362
The Health Care Select Sector SPDR Fund	—	6,333,060
The Industrial Select Sector SPDR Fund	—	1,389,592
The Materials Select Sector SPDR Fund	—	1,867,693
The Technology Select Sector SPDR Fund	—	9,613,457
The Utilities Select Sector SPDR Fund	—	400,327

Under current tax laws, certain capital and foreign currency losses realized after October 31 and ordinary income losses realized after December 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2013, the Funds did not defer any post October losses.

For the year ended September 30, 2013, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended September 30, 2013, was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

The Consumer Discretionary Select Sector SPDR Fund	$78,323,455	$—	$—
The Consumer Staples Select Sector SPDR Fund	175,429,868	—	—
The Energy Select Sector SPDR Fund	147,604,142	—	—

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

The Financial Select Sector SPDR Fund	$213,577,588	$—	$—
The Health Care Select Sector SPDR Fund	121,220,134	—	—
The Industrial Select Sector SPDR Fund	107,035,439	—	—
The Materials Select Sector SPDR Fund	69,850,113	—	—
The Technology Select Sector SPDR Fund	197,419,428	—	—
The Utilities Select Sector SPDR Fund	220,569,221	—	—

The tax character of distributions paid during the year ended September 30, 2012, was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

The Consumer Discretionary Select Sector SPDR Fund	$47,972,876	$—	$—
The Consumer Staples Select Sector SPDR Fund	165,074,805	—	—
The Energy Select Sector SPDR Fund	127,309,685	—	—
The Financial Select Sector SPDR Fund	118,336,836	—	—
The Health Care Select Sector SPDR Fund	88,090,600	—	—
The Industrial Select Sector SPDR Fund	71,350,427	—	—
The Materials Select Sector SPDR Fund	43,196,352	—	—
The Technology Select Sector SPDR Fund	145,527,018	—	—
The Utilities Select Sector SPDR Fund	264,331,891	—	—

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

The Consumer Discretionary Select Sector SPDR Fund	$—	$—	$436,738,905
The Consumer Staples Select Sector SPDR Fund	2,979,487	—	(179,532,245)
The Energy Select Sector SPDR Fund	—	—	(594,418,090)
The Financial Select Sector SPDR Fund	—	—	459,084,528
The Health Care Select Sector SPDR Fund	2,251,655	—	489,977,765
The Industrial Select Sector SPDR Fund	—	—	178,504,202
The Materials Select Sector SPDR Fund	735,206	—	(150,320,396)
The Technology Select Sector SPDR Fund	—	—	382,082,258
The Utilities Select Sector SPDR Fund	5,904,897	—	(509,737,434)

3.	Related Party Fees and Transactions

Adviser Fees

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (“Investment Advisory Agreement” or “Agreement”) with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services provided to each Fund under the Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. The advisory fee is a sliding fee scale calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; and (iv) 0.03% of average daily net

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees. The Adviser did not waive any of its fees in the current period.

Unitary Fee

A “unitary” fee is paid by each Fund to State Street Bank and Trust Company (“State Street”) for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets; (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets of the next $3.5 billion of net assets of the Trust; (iv) 0.015% of average daily net assets of the next $10.0 billion of net assets of the Trust; and (v) 0.0075% of average daily net assets on the remainder of net assets of the Trust.

State Street also acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated November 28, 2007. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 7 for additional information regarding securities lending.

For the year ended September 30, 2013, State Street earned securities lending agent fees as follows:

Securities Lending
Agent Fees

The Consumer Discretionary Select Sector SPDR Fund	$79,263
The Consumer Staples Select Sector SPDR Fund	48,166
The Energy Select Sector SPDR Fund	26,204
The Financial Select Sector SPDR Fund	31,316
The Health Care Select Sector SPDR Fund	18,285
The Industrial Select Sector SPDR Fund	44,196
The Materials Select Sector SPDR Fund	146,276
The Technology Select Sector SPDR Fund	113,755
The Utilities Select Sector SPDR Fund	26,126

Distributor

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. The Board has limited each Fund’s 12b-1 fee to 0.05% of its average daily net assets through at least January 31, 2014. Effective February 1, 2014, the Board of Trustees has limited each Fund’s 12b-1 fee to 0.045% of its average daily net assets through at least January 31, 2015.

Trustees’ Fees

The Trust pays each Trustee who is not an “interested person” (as defined in the 1940 Act) (each an “Independent Trustee”) an annual fee of $88,000 plus a per meeting fee of $6,000 for each meeting of the Board attended by the Trustee and $2,000 for each telephonic meeting. The Chairman of the Board (who is an Independent Trustee) receives an additional fee of $28,000 per year. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

seminars and meetings. Audit Committee members receive $3,500 per Committee meeting attended and Nominating and Governance Committee members receive $2,000 per Committee meeting attended. The Chairman of the Audit Committee also receives an $8,000 annual fee and the Chairman of the Nominating and Governance Committee also receives an annual fee of $4,000 (as of March 1, 2013, this fee is $7,000 per year).

Additional Expenses

Standard and Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies (“S&P”), NYSE Arca, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) have entered into a license agreement with respect to each Select Sector Index. The Trust has entered into a sub-license agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust up to $50 billion and 0.02% on the remainder of the assets of the Trust (prior to January 1, 2013 the sub-license fee per annum to S&P was equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000) and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust up to $35 billion, 0.02% of the aggregate net assets of the Trust from $35 billion up to and including $50 billion and 0.01% on the remainder of net assets of the Trust. The fees to S&P and Merrill Lynch are payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

Transactions with Affiliated Issuers

The Financial Select Sector SPDR Fund has invested in an affiliated company, State Street Corp. Amounts relating to this investment at September 30, 2013, and for the period then ended are:

Number of							Number of
Shares Held	Cost at	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
at 9/30/12	9/30/12	9/30/12	Cost	Shares	Proceeds	Shares	at 9/30/13	9/30/13	Income	Gain/(Loss)

2,015,698	$92,445,893	$84,578,688	$190,110,230	3,299,603	$151,998,895	2,643,109	2,672,192	$175,696,624	$2,561,238	$29,628,012

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund — Institutional Class (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by a Fund from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Prime Portfolio and/or Liquid Reserves Fund at September 30, 2013 and for the period then ended are:

	Value at	Purchased		Sold		Value at
Prime Portfolio	9/30/12	Cost	Shares	Proceeds	Shares	9/30/13	Income

The Consumer Discretionary Select Sector SPDR Fund	$131,291,669	$886,183,973	886,183,973	$911,667,547	911,667,547	$105,808,095	$447,515
The Consumer Staples Select Sector SPDR Fund	143,067,632	903,574,077	903,574,077	953,087,247	953,087,247	93,554,462	269,399
The Energy Select Sector SPDR Fund	234,905,982	916,399,232	916,399,232	1,092,222,080	1,092,222,080	59,083,134	148,240
The Financial Select Sector SPDR Fund	134,996,666	1,145,650,649	1,145,650,649	1,199,714,446	1,199,714,446	80,932,869	176,778
The Health Care Select Sector SPDR Fund	194,402,560	1,023,220,674	1,023,220,674	1,168,019,385	1,168,019,385	49,603,849	103,606
The Industrial Select Sector SPDR Fund	89,424,762	959,654,414	959,654,414	961,596,710	961,596,710	87,482,466	249,795
The Materials Select Sector SPDR Fund	60,137,175	1,004,842,228	1,004,842,228	948,875,282	948,875,282	116,104,121	826,086
The Technology Select Sector SPDR Fund	109,529,270	1,849,678,715	1,849,678,715	1,710,511,657	1,710,511,657	248,696,328	639,419
The Utilities Select Sector SPDR Fund	147,218,747	1,629,126,482	1,629,126,482	1,688,942,580	1,688,942,580	87,402,649	148,027

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

	Value at	Purchased		Sold		Value at
Liquid Reserves Fund	9/30/12	Cost	Shares	Proceeds	Shares	9/30/13	Income

The Consumer Discretionary Select Sector SPDR Fund	$15,689,475	$184,498,100	184,498,100	$194,080,357	194,080,357	$6,107,218	$11,282
The Consumer Staples Select Sector SPDR Fund	48,722,784	539,399,604	539,399,604	585,896,079	585,896,079	2,226,309	24,227
The Energy Select Sector SPDR Fund	39,318,086	218,891,092	218,891,092	244,103,286	244,103,286	14,105,892	17,763
The Financial Select Sector SPDR Fund	44,328,125	387,031,611	387,031,611	407,425,992	407,425,992	23,933,744	22,382
The Health Care Select Sector SPDR Fund	21,286,487	263,991,131	263,991,131	285,181,223	285,181,223	96,395	17,031
The Industrial Select Sector SPDR Fund	21,966,426	187,483,461	187,483,461	206,210,890	206,210,890	3,238,997	10,472
The Materials Select Sector SPDR Fund	16,736,629	105,455,650	105,455,650	122,128,681	122,128,681	63,598	9,250
The Technology Select Sector SPDR Fund	76,841,534	379,174,531	379,174,531	421,281,327	421,281,327	34,734,738	40,230
The Utilities Select Sector SPDR Fund	70,938,865	363,046,706	363,046,706	429,226,089	429,226,089	4,759,482	19,851

4.	Shareholder Transactions

Select Sector SPDR Fund shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis only, with a separate cash payment which is equivalent to the undistributed net investment income per share (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Funds’ custodian and are used to defray related expenses.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at September 30, 2013 were as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

The Consumer Discretionary Select Sector SPDR Fund	$6,402,495,264	$547,625,860	$110,886,955	$436,738,905
The Consumer Staples Select Sector SPDR Fund	5,500,357,734	66,729,644	246,261,889	(179,532,245)
The Energy Select Sector SPDR Fund	8,618,958,677	172,289,038	766,707,128	(594,418,090)
The Financial Select Sector SPDR Fund	14,208,766,096	711,896,931	252,812,403	459,084,528
The Health Care Select Sector SPDR Fund	7,032,817,665	582,092,904	92,115,139	489,977,765
The Industrial Select Sector SPDR Fund	6,759,772,520	360,159,289	181,655,087	178,504,202
The Materials Select Sector SPDR Fund	3,846,356,491	148,653,153	298,973,549	(150,320,396)
The Technology Select Sector SPDR Fund	11,579,733,503	897,193,422	515,111,166	382,082,256
The Utilities Select Sector SPDR Fund	5,761,196,876	91,763,602	601,501,036	(509,737,434)

6.	Investment Transactions

For the year ended September 30, 2013, the Trust had in-kind contributions, in-kind redemptions and in-kind net realized gain as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

The Consumer Discretionary Select Sector SPDR Fund	$7,918,364,209	$5,732,159,112	$732,956,852
The Consumer Staples Select Sector SPDR Fund	8,950,016,030	10,337,350,992	1,017,733,991
The Energy Select Sector SPDR Fund	12,398,398,361	12,874,977,590	723,774,965
The Financial Select Sector SPDR Fund	15,756,278,857	11,583,221,712	1,411,943,938
The Health Care Select Sector SPDR Fund	7,367,464,380	6,442,859,772	1,097,382,393

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

			Realized
	Contributions	Redemptions	Gain/(Loss)

The Industrial Select Sector SPDR Fund	$10,500,822,852	$7,895,754,459	$502,627,227
The Materials Select Sector SPDR Fund	5,672,040,687	4,772,586,332	266,687,393
The Technology Select Sector SPDR Fund	5,283,482,797	4,574,201,626	764,861,472
The Utilities Select Sector SPDR Fund	6,291,118,517	7,285,256,939	462,330,348

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes in Net Assets. The table represents the accumulation of the Funds’ daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any income equalization or cash component of the transactions.

For the year ended September 30, 2013, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

The Consumer Discretionary Select Sector SPDR Fund	$381,497,166	$377,102,495
The Consumer Staples Select Sector SPDR Fund	294,274,794	287,231,294
The Energy Select Sector SPDR Fund	200,748,703	210,947,685
The Financial Select Sector SPDR Fund	442,640,074	456,532,834
The Health Care Select Sector SPDR Fund	366,022,179	354,165,313
The Industrial Select Sector SPDR Fund	296,920,199	288,806,258
The Materials Select Sector SPDR Fund	167,876,125	168,223,963
The Technology Select Sector SPDR Fund	391,887,983	393,036,538
The Utilities Select Sector SPDR Fund	206,890,576	202,053,498

7.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 102% of the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security on loan due to market fluctuation of security values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject to the loan, the borrower will be notified to provide additional collateral on the next business day. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of September 30, 2013 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities and Schedule of Investments. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

8. Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They are also intended to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 is intended to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.

In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. As described above, ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

9. Subsequent Events

Effective October 1, 2013, the Distributor for the Trust changed from ALPS Distributors, Inc. to ALPS Portfolio Solutions Distributor, Inc.

SELECT SECTOR SPDR TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2013

To the Trustees and Shareholders of
the Select Sector SPDR Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine funds, listed in footnote 1, (each a “Fund”) comprising the Select Sector SPDR Trust (the “Trust”) at September 30, 2013, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2013

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2013 (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, distribution (12b-1) fees, administration, custodian and transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at April 1, 2013 and held for the six months ended September 30, 2013.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. If you buy or sell Select Sector SPDR Fund shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/13 to
	Ratio	4/1/13	9/30/13	9/30/13

Actual
The Consumer Discretionary Select Sector SPDR Fund	0.16%	$1,000	$1,149.90	$0.86
The Consumer Staples Select Sector SPDR Fund	0.16%	$1,000	$1,013.70	$0.81
The Energy Select Sector SPDR Fund	0.16%	$1,000	$1,054.80	$0.82
The Financial Select Sector SPDR Fund	0.16%	$1,000	$1,102.50	$0.84
The Health Care Select Sector SPDR Fund	0.16%	$1,000	$1,109.20	$0.85
The Industrial Select Sector SPDR Fund	0.16%	$1,000	$1,122.10	$0.85
The Materials Select Sector SPDR Fund	0.16%	$1,000	$1,084.40	$0.84
The Technology Select Sector SPDR Fund	0.16%	$1,000	$1,068.80	$0.83
The Utilities Select Sector SPDR Fund	0.16%	$1,000	$974.30	$0.79
Hypothetical (assuming a 5% return before expenses)
The Consumer Discretionary Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2013 (Unaudited)

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/13 to
	Ratio	4/1/13	9/30/13	9/30/13

The Consumer Staples Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81
The Energy Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81
The Financial Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81
The Health Care Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81
The Industrial Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81
The Materials Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81
The Technology Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81
The Utilities Select Sector SPDR Fund	0.16%	$1,000	$1,024.27	$0.81

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2013.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

The Consumer Discretionary Select Sector SPDR Fund	99.24%
The Consumer Staples Select Sector SPDR Fund	100.00%
The Energy Select Sector SPDR Fund	97.01%
The Financial Select Sector SPDR Fund	83.84%
The Health Care Select Sector SPDR Fund	99.34%
The Industrial Select Sector SPDR Fund	95.40%
The Materials Select Sector SPDR Fund	90.49%
The Technology Select Sector SPDR Fund	100.00%
The Utilities Select Sector SPDR Fund	98.47%

For the fiscal year ended September 30, 2013 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at www.sectorspdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-Sector-ETF (732-8673) or (ii) on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Information regarding how proxies were voted relating to the Funds’ portfolio securities for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number above (toll free), on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.sectorspdrs.com.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2013 (Unaudited)

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information in the Form N-Q is available upon request, without charge, by calling 1-866-Sector-ETF (732-8673).

SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2013 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Trust	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees
GEORGE R. GASPARI c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1940	Trustee, Chairman (term expires December 31, 2014), Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Financial Services Consultant (1996 to 2012).	9	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.

CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1951	Trustee; Chairperson of the Audit Committee (3-Year Term), Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Retired; Trustee and Treasurer of Portland Community College Foundation (2001 to present); Finance Committee Member/Chairman, Portland Community College Foundation (January 2001 to present); Active CPA in Oregon.	9	Trustee and Treasurer of Portland Community College Foundation; Lead Independent Director, ALPS Series Trust; Director and Member of the Audit Committee, Russell Funds Complex.

ERNEST J. SCALBERG c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1945	Trustee, Member of the Audit Committee, Chairman of the Nominating and Governance Committee (3-Year Term)	Unlimited Elected: October 1998	Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to present); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 to 2009); Director, Adviser or Trustee to numerous non-profit organizations (1974 to present).	9	Director and Member of the Audit and Nominating Committees, db-X Target Date Funds, Inc; Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland

SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2013 (Unaudited)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Trust	Time Served	5 Years	by Trustee	Held by Trustee

R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1946	Trustee; Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Director, Special Projects, CFA Institute (2010 to present); Director, Industry Relations, CFA Institute (2005 to 2010); Trustee of Lehigh University (October 1998 to June 2010) and Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund (October 1998 to December 2008).	9	Trustee Emeritus of Lehigh University; Director, Chairman of the Audit Committee and Member of the Nominating Committee, db-X Target Date Funds, Inc.; Director, Real Estate Information Standards Board.

Interested Trustee
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Trustee	Unlimited Elected: Trustee November 2005	Chairman and Director, SSgA Funds Management, Inc. (2005 to present); President, SSgA Funds Management, Inc. (2005 to 2012); Senior Managing Director, State Street Global Advisors (March 2006 to present); Principal, State Street Global Advisors (2006 to present).	201	SPDR Series Trust (Trustee); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee); State Street Master Funds (Trustee); State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2013 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Trust	Time Served	5 Years

Officers
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President and Principal Executive Officer	Unlimited Elected: May 2013	President and Director, SSgA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Unlimited Elected: February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005-2008).

CHAD C. HALLETT State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1969	Treasurer and Principal Financial Officer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2001-present).*

LAURA F. DELL State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1964	Assistant Treasurer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2002-present).*

MATTHEW FLAHERTY State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1971	Assistant Treasurer	Unlimited Elected: May 2005	Assistant Vice President, State Street Bank and Trust Company (1994- present).*

JESSE D. HALLEE** State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1976	Secretary, Chief Legal Officer and Code of Ethics Compliance Officer	Unlimited Elected: November 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).

DAVID K. JAMES** State Street Bank and Trust Company Four Copley Place Boston, MA 02116 1970	Assistant Secretary	Unlimited Elected: November 2013	Vice President and Managing Counsel, State Street Bank and Trust Company (2009-present); Vice President and Counsel, PNC Global Investment Servicing (2006-2009).

DANIO MASTROPIERI** State Street Bank and Trust Company Four Copley Place Boston, MA 02116 1972	Assistant Secretary	Unlimited Elected: November 2013	Vice President and Counsel, State Street Bank and Trust Company (2013-present); Vice President, Citi Fund Services Ohio, Inc. (2007-2013).*

BRIAN HARRIS** SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer	Unlimited Elected: November 2013	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2013-Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated companies during the noted time period.
**	The Officers Table is reflective of information as of November 13, 2013.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

The Select Sector SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Series Trust

SPDR Russell 3000® ETF (THRK)
SPDR Russell 1000 ETF (ONEK)
SPDR Russell 2000 ETF (TWOK)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Russell Small Cap Completeness ETF (RSCO)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR S&P 1500 Value Tilt ETF (VLU)
SPDR S&P 1500 Momentum Tilt ETF (MMTM)
SPDR Russell 1000 Low Volatility ETF (LGLV)
SPDR Russell 2000 Low Volatility ETF (SMLV)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays 1-3 Month T-Bill ETF (BIL)
SPDR Barclays TIPS ETF (IPE)
SPDR Barclays 1-10 Year TIPS ETF (TIPX)
SPDR Barclays Short Term Treasury ETF (SST)
SPDR Barclays Intermediate Term Treasury ETF (ITE)
SPDR Barclays Long Term Treasury ETF (TLO)
SPDR Barclays Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Long Term Corporate Bond ETF (LWC)
SPDR Barclays Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Convertible Securities ETF (CWB)
SPDR Barclays Mortgage Backed Bond ETF (MBG)

SPDR Barclays Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Municipal Bond ETF (TFI)
SPDR Nuveen Barclays California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays International Treasury Bond ETF (BWX)
SPDR Barclays International Corporate Bond ETF (IBND)
SPDR Barclays Emerging Markets Local Bond ETF (EBND)
SPDR Barclays High Yield Bond ETF (JNK)
SPDR Barclays Short Term High Yield Bond ETF (SJNK)
SPDR Barclays Investment Grade Floating Rate ETF (FLRN)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR S&P Global Infrastructure ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR MSCI ACWI IMI ETF (ACIM)
SPDR MSCI EM 50 ETF (EMFT)
SPDR Russell/Nomura PRIMEtm Japan ETF (JPP)
SPDR Russell/Nomura Small Captm Japan ETF (JSC)
SPDR S&P Global Dividend ETF (WDIV)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SSgA Active ETF Trust

SPDR SSgA Multi-Asset Real Return ETF (RLY)
SPDR SSgA Income Allocation ETF (INKM)
SPDR SSgA Global Allocation ETF (GAL)
SPDR Blackstone/GSO Senior Loan ETF (SRLN)
SPDR SSgA Ultra Short Term Bond ETF (ULST)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust, SPDR Index Shares Funds and SSgA Active ETF Trust. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and ALPS Portfolio Solutions Distributors, Inc. is distributor for all investment portfolios of The Select Sector SPDR Trust.

Trustees
Cheryl Burgermeister
George R. Gaspari, Chairman
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion

Officers
Ellen M. Needham, President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew Flaherty, Assistant Treasurer
Laura Dell, Assistant Treasurer
Jesse D. Hallee, Secretary
David K. James, Assistant Secretary
Danio Mastropieri, Assistant Secretary
Brian Harris, Chief Compliance Officer

Investment Manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Distributor
ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Administrator and Transfer Agent
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10166

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

The Select Sector SPDR Trust is distributed by ALPS Portfolio Solutions Distributor, Inc.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

Visit www.sectorspdrs.com or call 1-866-SECTOR-ETF (1-866-732-8673)
SPDR SS AR

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
     (2) Cheryl Burgermeister, George Gaspari, Ernest Scalberg and R. Charles Tschampion are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate audit fees billed for professional services rendered by the principal accountant were $177,900 and $177,900, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.
(b) Audit-Related Fees.
For the fiscal years ended September 30, 2013 and September 30, 2012, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate tax fees billed for professional services rendered by the principal accountant were $75,420 and $75,420, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ended September 30, 2013 and September 30, 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:
Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all audit services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;*

b.	Pre-Approval of Non-Audit Services Provided to the Investment Adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**
(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $4,502,162 and $2,705,982, respectively. Such information is not readily available on a fiscal year basis.
(h) The principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the

*	De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

**	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are George Gaspari, Cheryl Burgermeister, Ernest Scalberg and R. Charles Tschampion.
Item 6. Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Select Sector SPDR® Trust

By:	/s/ Ellen M. Needham Ellen M. Needham
President and Principal Executive Officer

Date:	December 6, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham Ellen M. Needham
President and Principal Executive Officer

Date:	December 6, 2013

By:	/s/ Chad C. Hallett Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 6, 2013